UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Soliciting Material under § 240.14a-12
SPECTRUM PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Fellow Stockholders,
It is my pleasure to invite you to attend our 2020 Annual Meeting of Stockholders of Spectrum Pharmaceuticals, Inc. (which we refer to as the “Annual Meeting” in the Proxy Statement) on Thursday, June 18, 2020 at 10:00 a.m. Pacific Time, at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052. Enclosed you will find a notice setting forth the items we expect to address at the Annual Meeting and our Proxy Statement.
The past year has been a time of important transition, focus, and progress for Spectrum Pharmaceuticals. We advanced our late-stage assets, ROLONTIS® (eflapegrastim) and poziotinib, and implemented various other corporate initiatives. We kicked-off 2019 with the strategic asset sale of our seven marketed legacy products for upfront cash consideration of $158.8 million. This divesture marked an important pivot point for Spectrum, as the sale provided additional cash resources to allow us to focus on the development of our late-stage drug candidates. In addition, about 40% of our overall headcount was transferred with the sale, creating significant operating cost savings for the Company.
With the COVID-19 global pandemic, some unique and unprecedented challenges exist for all of us and, in particular, for companies conducting clinical trials. The Spectrum team is dedicated to achieving our goals and to surmounting the current challenges with anticipation, creativity, and an unrelenting perseverance to rapidly develop unique and meaningful therapies for cancer patients.
Spectrum’s focus in 2020 is on the advancement of its two late-stage assets and further expansion of the pipeline. We are preparing to launch a novel drug, ROLONTIS®, into a significant market and have the development talent to realize the promise of our current assets. We are also aggressively seeking new business development opportunities that will complement our pipeline. We are well positioned for future success.
At the Annual Meeting, we are asking you to elect our nominees for the Board of Directors for the coming year and vote on the other matters described in the accompanying notice. Our Board of Directors remains committed to ensuring that it includes a highly qualified and diverse group of directors who are well-equipped to oversee the success of Spectrum's business and effectively represent your interests. We believe that good corporate governance and high ethical standards are keys to our success. We are accountable to you, our fellow stockholders, and remain committed to investing time with you to increase transparency and better understand your perspectives.
Your vote is very important to us. Whether or not you plan to attend the Annual Meeting in person, we urge you to access the proxy materials online and cast your vote using the instructions provided so that your shares are represented at the Annual Meeting.
On behalf of the Board of Directors and our management team, thank you for your continued support of Spectrum Pharmaceuticals and your participation in this year's Annual Meeting of Stockholders.

Sincerely,

Joseph W. Turgeon
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Thursday, June 18, 2020
To our Stockholders,
Notice is hereby given that the 2020 Annual Meeting of Stockholders of Spectrum Pharmaceuticals, Inc. (which we refer to as the “Annual Meeting” in the Proxy Statement) will be held at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052 on Thursday, June 18, 2020 at 10:00 a.m. Pacific Time. The Annual Meeting will be held for the following purposes:

1.	Election of Directors. To elect the seven director nominees named in the Proxy Statement to serve until our Annual Meeting to be held in 2021, or until their successors are duly elected and qualified.

2.
Advisory Vote on the Compensation of Our Named Executive Officers. To approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of the Proxy Statement.

3.	Amendment to the 2018 Long-Term Incentive Plan. To approve the adoption of a proposed Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan.

4.
Ratification of Selection of Independent Registered Public Accounting Firm. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

5.	Other Business. To consider and act upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
The Board of Directors recommends that you vote “FOR” each of the director nominees named in Proposal 1 and “FOR” Proposals 2, 3 and 4.
The Board of Directors has fixed the close of business on April 21, 2020 as the record date for determining the holders of our common stock entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. Only stockholders of record at the close of business on the record date are entitled to such notice and to vote, in person or by proxy, at the Annual Meeting.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy and voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled “How can I vote my shares of Spectrum stock” in the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

2020 PROXY STATEMENT	Spectrum Pharmaceuticals

We are actively monitoring coronavirus (COVID-19) developments and related public health concerns and are developing contingency plans in the event any changes to the date, time or location of the Annual Meeting are deemed necessary or appropriate. The health and well-being of our employees and stockholders are important. If we determine to make any change in the date, time or location, or to hold the Annual Meeting virtually by remote communication, an announcement of such changes will be made through a press release that will also be filed with the Securities and Exchange Commission as proxy materials and we will post details at http://investor.sppirx.com/shareholder-services/annual-meeting. Please check http://investor.sppirx.com/shareholder-services/annual-meeting in advance of the date of the Annual Meeting if you are planning to attend in person. If we elect to hold a virtual meeting, this will not have any impact on your ability to vote by proxy using the enclosed proxy card, vote by proxy on the internet or vote by proxy over the telephone, each as explained in this Proxy Statement. As always, we encourage you to vote your shares prior to the Annual Meeting.

Sincerely,

Joseph W. Turgeon
President and Chief Executive Officer
Approximate Date of Mailing of Notice of Internet
Availability of Proxy Materials: April 29, 2020

Spectrum Pharmaceuticals	2020 PROXY STATEMENT

2020 PROXY STATEMENT	Spectrum Pharmaceuticals

Spectrum Pharmaceuticals	2020 PROXY STATEMENT

Cautionary Note Concerning Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements containing forward-looking words, such as, “believes,” “may,” “could,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “plans,” “seeks,” “continues,” or the negative thereof or variation thereon or similar terminology (although not all forward-looking statements contain these words). Such forward-looking statements are based on the reasonable beliefs of our management as well as assumptions made by and information currently available to our management. Readers should not put undue reliance on these forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from the results, performance or achievements expressed or implied thereby. For a detailed discussion of these risks and uncertainties see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on March 2, 2020 with the SEC. Except as required by law, we do not undertake to update any such forward-looking statements.

PROXY STATEMENT
The enclosed Proxy Statement is solicited on behalf of the Board of Directors (the “Board”) of Spectrum Pharmaceuticals, Inc. (“Spectrum,” the “Company,” “we,” “us,” or “our”), for use at the 2020 Annual Meeting of Stockholders to be held on June 18, 2020 at 10:00 a.m. Pacific Time (the “Annual Meeting”), or at any postponements or adjournments thereof. The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.
QUESTIONS AND ANSWERS ABOUT THE
ANNUAL MEETING AND VOTING
The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission (the “SEC”). These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Annual Meeting, please see “Whom should I contact with other questions?” below.

1.	What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Annual Meeting, and any other matters that properly come before the Annual Meeting.

2.	When and where will the Annual Meeting be held?

You are invited to attend the Annual Meeting on Thursday, June 18, 2020 at 10:00 a.m. Pacific Time. The Annual Meeting is expected to be held at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052.

We are actively monitoring COVID-19 developments and related public health concerns and developing contingency plans in the event any changes to the date, time or location of the Annual Meeting are deemed necessary or appropriate. The health and well-being of our employees and stockholders are important. If we determine to make any change in the date, time or location, or to hold the Annual Meeting virtually by remote communication, an announcement of such changes will be made through a press release that will also be filed with the Securities and Exchange Commission as proxy materials and we will post details at http://investor.sppirx.com/shareholder-services/annual-meeting. Please check http://investor.sppirx.com/shareholder-services/annual-meeting in advance of the date of the Annual Meeting if you are planning to attend in person. If we elect to hold a virtual meeting, this will not have any impact on your ability to vote by proxy using the enclosed proxy card, vote by proxy on the internet or vote by proxy over the telephone, each as explained in this Proxy Statement. As always, we encourage you to vote your shares prior to the Annual Meeting.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

3.	Why am I receiving these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, and at any adjournment or postponement thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting in person to vote on the proposals described in this Proxy

Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement. Whether or not you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your representation at the Annual Meeting and to minimize our proxy solicitation costs.

4.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending a Notice of Internet Availability of Proxy Materials (a “Notice”), which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about April 29, 2020, we will mail a Notice to each of our stockholders who held shares as of April 21, 2020, which is the Record Date for the Annual Meeting. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”). The Notice also provides instructions on how to vote your shares.

5.	What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules will allow us to provide our stockholders with the materials they need to make informed decisions about the matters to be voted upon at the Annual Meeting, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our

Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

6.	What am I being asked to vote upon at the Annual Meeting?

At the Annual Meeting, you will be asked to:

(1)	Elect the seven director nominees named in this Proxy Statement to serve until our Annual Meeting to be held in 2021, or until their successors are duly elected and qualified;

(2)	Approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement;

(3)	Approve the adoption of a proposed Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan;

(4)	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

(5)	To consider and act upon such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

7.	What are the voting options for each Proposal?

In the election of directors (Proposal 1), you may vote “FOR” any one or more of the nominees, you may vote

“AGAINST” any one or more of the nominees or you may “ABSTAIN” from voting with respect to the election of any

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

one or more of the nominees. On the approval, on a non- binding advisory basis, of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement (Proposal 2), on the approval of an Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term

Incentive Plan (Proposal 3) and on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 4), you may vote “FOR,” “AGAINST” or “ABSTAIN.”

8.	How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

Proposal	Board Recommendation	Page Reference
Proposal 1: Election of Directors	® the election of each of the seven director nominees named in this Proxy Statement to serve until our Annual Meeting of Stockholders to be held in 2021, or until their successors are duly elected and qualified (Proposal 1) FOR the nominees	14

Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers	® the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement (Proposal 2) FOR	23
Proposal 3: Approval of the Adoption of the Proposed Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan	® the approval of the proposed Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan (Proposal 3) FOR	25
Proposal 4: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020	® the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2020 (Proposal 4) FOR	34

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card, who are persons designated by the Board and are members of our management team, will vote in accordance with the recommendations of the Board. Management does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in this Proxy Statement. However, if any other business properly comes before the Annual Meeting, the proxy holders or their substitutes will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

9.	Who can vote at the Annual Meeting?

If you were a holder of our common stock as a “stockholder of record,” or if you are the “beneficial owner” of our common stock held in “street name,” as of the close of business on the Record Date, you may vote your shares at the Annual Meeting, and at any postponements or adjournments of the Annual Meeting. As of the Record Date, there were 116,465,972 shares of our common stock outstanding. Each stockholder has one vote for

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

each share of common stock held as of the Record Date. A list of our stockholders will be available for examination by any stockholder at the Annual Meeting and at our corporate headquarters, located at 11500 South Eastern

Avenue, Suite 240, Henderson, Nevada 89052, for a period of ten days prior to the Annual Meeting.

10.	What does it mean to be a “stockholder of record”?

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a “stockholder of record.” As a “stockholder of record,” you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in this Proxy Statement and the Notice.

11.	What does it mean to be a “beneficial owner” of shares held in “street name”?

If, on the Record Date, your shares were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations collectively as a “broker”), then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account. As a beneficial owner, you are also invited to attend the Annual Meeting, but since you are not a stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid “legal proxy” from your broker, which is a written document that will give you the legal right to vote the shares at the Annual Meeting. You must also satisfy the Annual Meeting admission criteria set out below. Under the rules that govern brokers, your broker is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting (other than the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020) unless you provide specific instructions to the broker as to how to vote. As a result, we encourage you to communicate your voting decisions to your broker before the date of the Annual Meeting to ensure that your vote will be counted.

12.	How many shares must be present or represented to conduct business at the Annual Meeting?

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of common stock, as of the Record Date, in person or by proxy and entitled to vote, will constitute a quorum, permitting us to conduct our business at the Annual Meeting. “Abstentions” and “broker non-votes” will each be counted as present at the Annual Meeting for purposes of determining the existence of a quorum at the Annual Meeting. “Broker non-votes” will result for shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote on such matter by the beneficial owner of the shares and the broker does not have discretionary authority to vote on such matter. For further discussion on broker non-votes, please refer to “What are the voting requirements to approve the proposals?” below. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

13.	How can I vote my shares of Spectrum stock?

Stockholders of record can vote by proxy or by attending the Annual Meeting and voting in person. The persons named as proxies on the proxy card were designated by the Board and are members of our management. If you vote by proxy, you can vote over the Internet, by telephone, or by mail as described below. If you are the beneficial owner of shares, please refer to the information forwarded by your broker to see which voting options are available to you and to see what steps you must follow if you choose to attend the Annual Meeting to vote your shares.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

®
Vote by Internet: You can vote by proxy over the Internet by following the instructions provided in the Notice or the voting instruction card provided to you by your broker, if applicable. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 17, 2020. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Notice.

®
Vote by Telephone: If you requested to receive printed proxy materials, you can vote by telephone pursuant to the instructions provided on the proxy card or by following the voting instruction card provided to you by your broker, if applicable. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 17, 2020.

®
Vote by Mail: If you requested to receive printed proxy materials, you can vote by mail pursuant to the instructions provided on the proxy card or by following the voting instruction card provided to you by your broker, if applicable. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on June 17, 2020. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you do not have the postage-prepaid envelope, please mail your completed proxy card to the following address: Spectrum Pharmaceuticals, Inc., Proxy Services, c/o Computershare Investor Services, Post Office Box 505008, Louisville, KY 40233-9814.

®
Vote in Person at the Annual Meeting:* If you satisfy the admission requirements to the Annual Meeting, as described in this Proxy Statement, you may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If you are the beneficial owner of your shares, you must obtain a legal proxy, executed in your favor by your broker, to be able to vote at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.

* Please also see the notice relating to COVID-19 under question 2: "When and where will the Annual Meeting be held?"
YOUR VOTE IS VERY IMPORTANT. We encourage you to submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, the individuals named as your proxy holders will vote your shares as you have directed. Whether or not you plan to attend the Annual Meeting, and regardless of the number of shares of our stock that you own, it is important that your shares be represented at the Annual Meeting.

14.	How may I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the Record Date, or if you are a “beneficial owner” who holds a valid legal proxy, executed in your favor by your broker, for the Annual Meeting. Registration will begin at 9:00 a.m. Pacific Time on the date of the Annual Meeting and seating will begin immediately after. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. If you attend, please note that you should be prepared to present government-issued photo identification for admittance, such as a passport or driver’s license. If you are the “beneficial owner” of your shares, you will also need proof of ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, or similar evidence of ownership. If you do not have proof of ownership of our stock and a valid picture identification, you may be denied admission to the Annual Meeting. Please note that for security reasons, you and your bags may be subject to search prior to your admittance to the Annual Meeting. If you do not comply with each of the foregoing requirements, you may not be admitted to the Annual Meeting. Please also see the notice relating to COVID-19 under question 2: "When and where will the Annual Meeting be held?"

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

15.	Can I change my vote after I have submitted my vote?

Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by (i) providing written notice of revocation to our Secretary at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, (ii) by executing a subsequent proxy using any of the voting methods discussed above, or (iii) by attending the Annual Meeting and voting in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. If you are a “beneficial owner” of shares and have previously instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications therein.

16.	What are the voting requirements to approve the proposals?

Assuming that a quorum is present at the Annual Meeting, the voting requirements to approve each of the proposals to be voted upon at the Annual Meeting are as follows:

®
Election of Directors (Proposal 1) — Directors will be elected by the affirmative vote of the majority of votes cast with respect to each director’s election at the Annual Meeting, in person or by proxy. This means that only the director nominees that receive more “FOR” votes than “AGAINST” votes will be elected. If a nominee who currently serves as one of our directors is not re-elected at the Annual Meeting, under current Delaware law, such director would continue to serve on the Board as a holdover director. The Board has adopted a formal policy under which each of our directors is expected to submit an advance, contingent, irrevocable resignation that the Board may accept if our stockholders do not re-elect such director. In that situation, our Nominating and Corporate Governance Committee would submit promptly a recommendation to the Board as to whether or not to accept the resignation. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Similarly, abstentions will have no effect on the outcome of this Proposal. The election of directors is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the election of directors, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.

®	Advisory Vote on the Compensation of Our Named Executive Officers (Proposal 2) — Approval of the non-binding advisory resolution regarding the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement, will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal and will have the same effect as votes against this Proposal. The advisory vote on compensation is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the advisory vote on compensation, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect on the outcome of the Proposal.

®
Amendment to the 2018 Long-Term Incentive Plan (Proposal 3) — Approval of the Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal and will have the same effect as votes against this Proposal. The vote on the Amendment to the 2018 Long-Term Incentive Plan is a “non-discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the Amendment to the 2018 Long-Term Incentive Plan, your broker is not permitted to vote on this Proposal and your votes will be counted as broker non-votes. Broker non-votes will have no effect on the outcome of the Proposal.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

®
Ratification of Selection of Independent Registered Public Accounting Firm (Proposal 4) — Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will be counted toward the tabulation of votes present or represented on this Proposal and will have the same effect as votes against this Proposal. The ratification of Deloitte & Touche LLP is a “discretionary” matter under applicable stock exchange rules, meaning that if you are the beneficial owner of your shares and do not instruct your broker how to vote with respect to the ratification of Deloitte & Touche LLP, your broker may use its discretion to vote your uninstructed shares on this Proposal. A failure by your broker to vote your uninstructed shares on this Proposal will result in an abstention, which will have the same effect as a vote against this Proposal.

17.	Could other matters be decided at the Annual Meeting?

As of the date this Proxy Statement was made available to stockholders, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. However, if any other matters are presented for consideration at the Annual Meeting including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of one or more of the Proposals, the persons named as proxy holders and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.

18.	Who is paying for the cost of this proxy solicitation?

The proxies being solicited hereby are being solicited by us, and the cost of soliciting proxies in the enclosed form will be borne by us. We have also retained Georgeson LLC, to aid in the solicitation. For these services, we will pay Georgeson LLC a fee of approximately $32,500 and reimburse it for certain out-of-pocket disbursements and expenses. Our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailings, personal conversations, telephone, facsimile or other electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

19.	What is the deadline to submit stockholder proposals for our 2021 Annual Meeting of Stockholders?

Under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), any stockholder desiring to include a proposal in our Proxy Statement with respect to our 2021 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than January 1, 2021, in order to be considered for inclusion in our proxy statement relating to such annual meeting. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC.
In addition, pursuant to our bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2021 Annual Meeting of Stockholders pursuant to the advance notice provisions of our bylaws must submit a notice of the proposal or nomination to us between February 18, 2021 and March 20, 2021, or else it will be considered untimely and ineligible to be properly brought before the Annual Meeting. In each case, the notice of the proposal or nomination must include certain information specified in our bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements relating to our capital stock. However, if our 2021 Annual Meeting of Stockholders is not held between May 19, 2021 and August 27, 2021, under our bylaws,

7
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

this notice must be provided not earlier than the 120th day prior to the 2021 Annual Meeting of Stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2021 Annual Meeting of Stockholders or (b) the 10th day following the date on which notice of the date of the 2021 Annual Meeting of Stockholders is first mailed to stockholders or otherwise publicly disclosed, whichever first occurs.
Further, in March 2018, we amended our bylaws to permit a holder (or a group of no more than 20 holders) of at least 3% of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials director nominees not to exceed 20% of the total number of directors to be elected at an annual meeting, or if such amount is not a whole number, the closest whole number below 20%, but not less than two, provided that the nominating holder(s) and the nominee(s) satisfy the requirements set forth in our bylaws, including providing us with advance notice of the nomination. Any stockholder seeking to nominate one or more persons for election as directors at our 2021 Annual Meeting of Stockholders pursuant to the proxy access provisions of our bylaws must submit a notice of the nomination to us no earlier than 150 days and no later than 120 days before the anniversary of the date that we filed our proxy statement for the Annual Meeting; provided, however, that if the date of the 2021 Annual Meeting of Stockholders is called for more than 30 days earlier or later than the anniversary date of the Annual Meeting, then not later than the close of business on the earlier of (i) the 10th day after public announcement of the meeting date, or (ii) the 60th day prior to the date we file our proxy statement in connection with the 2021 Annual Meeting of Stockholders. For our 2021 Annual Meeting of Stockholders, any such notice must be received by us at our principal executive offices not later than January 1, 2021 to be considered timely for purposes of the 2021 Annual Meeting of Stockholders.
All such notices should be directed to our Secretary at our corporate headquarters located at Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052.

20.	I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC rules permit brokers to participate in a practice known as “householding,” which means that only one copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, will be sent to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. Householding is designed to reduce printing and postage costs, and results in cost savings for us. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If you receive a householding mailing this year and would like to have additional copies of our Notice and, if applicable, this Proxy Statement and/or the Annual Report mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or submit your request to our Secretary, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052 or contact us by telephone at (702) 835-6300. Upon receipt of any such request, we agree to promptly deliver a copy of the Notice and, if applicable, this Proxy Statement and/or the Annual Report to you. In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. This Proxy Statement and the Annual Report are also available at www.sppirx.com/annual-meeting.html.

21.	Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once they are known by us.

8
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

22.	Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact our Chief Financial Officer, Kurt A. Gustafson at Spectrum

Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, at (702) 835-6300.

9
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, EXECUTIVE OFFICERS AND DIRECTORS
Five Percent Holders

Based on information publicly filed and provided to us by certain holders, the following table shows the amount of our common stock beneficially owned as of April 17, 2020 (unless otherwise indicated) by holders of more than 5% of the outstanding shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to our common stock, unless footnoted to the contrary. Under these rules, shares of common stock subject to any option, warrant or right that is exercisable or convertible within 60 days of April 17, 2020 are deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. For purposes of the following tables, the percentage ownership is based upon 116,465,972 shares of our common stock, including restricted shares of our common stock, outstanding as of April 17, 2020.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
BlackRock, Inc. (1)	18,834,593	16.70%
55 East 52nd Street New York, NY 10055
The Vanguard Group (2)	13,556,091	11.64%
100 Vanguard Blvd. Malvern, PA 19355
PRIMECAP Management Company (3)	6,416,000	5.51%
177 E. Colorado Blvd. 11th Floor Pasadena, CA 91105

____________

(1)
The information set forth herein is based solely on information contained in Amendment No. 11 to Schedule 13G filed with the SEC on February 4, 2020 by BlackRock, Inc. or BlackRock. BlackRock has sole voting power over 18,552,762 shares of our common stock and sole dispositive power over 18,834,593 shares of our common stock.

(2)
The information set forth herein is based solely on information contained in Amendment No. 8 to Schedule 13G filed with the SEC on February 12, 2020 by The Vanguard Group. The Vanguard Group has sole voting power over 225,235 shares of our common stock, shared voting power over 14,974 shares of our common stock, sole dispositive power over 13,331,762 shares of our common stock, and shared dispositive power over 224,329 shares of our common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 209,355 shares of our common stock as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 30,854 shares of our common stock as a result of its serving as investment manager of Australian investment offerings.

(3)
The information set forth herein is based solely on information contained in Amendment No. 2 to Schedule 13G filed with the SEC on February 12, 2020 by PRIMECAP Management Company (“PRIMECAP”). PRIMECAP has sole voting power over 6,416,000 shares of our common stock and sole dispositive power over 6,416,000 shares of our common stock.

10
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

Directors and Named Executive Officers

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 17, 2020 by: (i) each of our directors and director nominees; (ii) each of our named executive officers; and (iii) all of our directors, director nominees and executive officers as a group. Unless otherwise noted, we believe that each person listed below has sole voting power and sole investment power with respect to shares shown as owned by him or her. Information as to beneficial ownership is based upon statements furnished to us or filed with the SEC by such persons. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and/or investment power with respect to our common stock, unless footnoted to the contrary. Unless otherwise indicated, the business address of each stockholder listed below is c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052.

Name of Beneficial Owner	Options(1)	Shares	Total Beneficially Owned(2)	Percent of Shares Outstanding
Joseph W. Turgeon	1,474,306	692,672(3)	2,166,978(3)	1.84%
Kurt A. Gustafson	910,679	372,670(4)	1,283,349(4)	1.09%
Francois J. Lebel, M.D.	164,700	309,596(5)	474,296(5)	*
Keith M. McGahan	263,117	292,218(6)	555,335(6)	*
Thomas J. Riga	632,331	433,783(7)	1,066,114(7)	*
William L. Ashton	28,333	16,666(8)	44,999(8)	*
Raymond W. Cohen	115,000	53,850(9)	168,850(9)	*
Elizabeth A. Czerepak	10,000	10,000(10)	20,000(10)	*
Jeffrey L. Vacirca, M.D.	17,253	31,967(11)	49,220(11)	*
Dolatrai M. Vyas	135,000	51,069(12)	186,069(12)	*
Bernice R. Welles, M.D.	25,000	20,000(13)	45,000(13)	*
Seth H.Z. Fischer	-	-	-	-
All executive officers and directors/director nominees as a group (12 persons)	3,775,719	2,284,491(14)	6,060,210(14)	5.04%
_____________

*	Represents ownership of less than 1%

(1)	Represents options to purchase shares of common stock that are exercisable within 60 days of April 17, 2020.

(2)
Shares of common stock subject to options to purchase shares of common stock that are exercisable within 60 days of April 17, 2020, are deemed beneficially owned and outstanding for computing the percentage of the person holding such securities, but are not considered outstanding for computing the percentage of any other person.

(3)	The number of shares includes 345,390 unvested restricted shares of our common stock subject to future vesting.

(4)	The number of shares includes 196,328 unvested restricted shares of our common stock subject to future vesting.

(5)	The number of shares includes 285,119 unvested restricted shares of our common stock subject to future vesting.

(6)	The number of shares includes 240,263 unvested restricted shares of our common stock subject to future vesting.

(7)	The number of shares includes 269,952 unvested restricted shares of our common stock subject to future vesting.

(8)	The number of shares includes 10,000 unvested restricted shares of our common stock subject to future vesting.

(9)	The number of shares includes 10,000 unvested restricted shares of our common stock subject to future vesting.

(10)	The number of shares includes 10,000 unvested restricted shares of our common stock subject to future vesting.

(11)	The number of shares includes 10,000 unvested restricted shares of our common stock subject to future vesting.

(12)	The number of shares includes 10,000 unvested restricted shares of our common stock subject to future vesting.

(13)	The number of shares includes 10,000 unvested restricted shares of our common stock subject to future vesting.

(14)	The number of shares includes 1,397,052 unvested restricted shares of our common stock subject to future vesting.
We are not aware of any arrangements that have resulted, or may at a subsequent date result, in a change of control of Spectrum.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

EXECUTIVE OFFICERS
Each of our executive officers serves at the discretion of the Board. The determination as to which of our employees qualify as executive officers was made by the Board in accordance with the rules of the SEC. Biographical information for our executive officers as of the date this Proxy Statement was made available is set forth below. There are no family relationships between any executive officer and any other executive officer or director. There are no legal proceedings related to any of the executive officers which must be disclosed pursuant to Item 401(f) of Regulation S-K.

Joseph W. Turgeon
President and Chief Executive Officer	Information regarding Mr. Turgeon is provided in this Proxy Statement under “Proposal 1 – Election of Directors”.

Kurt A. Gustafson
Executive Vice President and Chief Financial Officer
Mr. Gustafson has served as our Executive Vice President and Chief Financial Officer since June 2013. He brings to Spectrum more than 25 years of diverse experience in corporate finance, including 15 years in senior management roles leading the finance departments of biopharmaceutical industry organizations. Prior to joining Spectrum, Mr. Gustafson served as Vice President and Chief Financial Officer at Halozyme Therapeutics, Inc., a publicly-traded biopharmaceutical company. Before joining Halozyme in 2009, Mr. Gustafson worked at Amgen for over 18 years, holding various positions in finance including Treasurer, VP Finance and Chief Financial Officer of Amgen International based in Switzerland. Mr. Gustafson is currently a member of the Board of Directors of Xencor, Inc., a clinical-stage biopharmaceutical company and is also a member of the Board of Directors of ChromaDex, Inc., a proprietary ingredient company.

Age: 52 Education: B.A. in Accounting, North Park University; M.B.A., University of California, Los Angeles.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

Francois J. Lebel, M.D.
Executive Vice President and Chief Medical Officer
Dr. Lebel has served as our Executive Vice President and Chief Medical Officer since November 2018. Prior to joining Spectrum, he provided strategic leadership on eight NDA/BLAs in various therapeutic areas and on several mergers and acquisitions. Dr. Lebel has broad and deep experience in oncology drug development, medical affairs, regulatory and pharmacovigilance acquired through various roles of increasing responsibilities at Chiron (Novartis), Warner-Lambert (Pfizer) and Burroughs Wellcome (GSK). From March 2013 to October 2018, he served as Executive Vice President, Research and Development, Chief Medical Officer at ZIOPHARM Oncology. He also held various leadership roles including Vice President of Research and Development at Baxter International and Global Head of Medical and Scientific Affairs at MedImmune.

Dr. Lebel brings nearly 30 years of clinical leadership experience within the biopharmaceutical industry. He has designed and managed global medical organizations to deliver results, enhance productivity and practice sound risk management.

Age: 68 Education: B.Sc. in Molecular Biology, University of Ottawa, Canada; M.D University of Ottawa, Canada

Other Qualifications: He completed his residency in Internal Medicine (Infectious Disease) and Medical Microbiology at McGill University and his research fellowship in infectious disease at Harvard Medical School.

Keith M. McGahan
Executive Vice President, Chief Legal Officer and Corporate Secretary
Mr. McGahan has served as our Chief Legal Officer since June 2018, as Corporate Secretary since February 2018 and as Executive Vice President since June 2019. From August 2016 to June 2018, he served as Vice President, Chief Compliance Officer and Assistant General Counsel. He brings to Spectrum more than 16 years of diverse experience in the healthcare and pharmaceutical industry. From 2015 through August 2016, Mr. McGahan served an Executive Director and Assistant General Counsel of Avanir Pharmaceuticals Inc., a pharmaceutical company focusing on research and development of cutting-edge treatments and therapies for central nervous system disorders, where he led a team in developing a comprehensive audit and monitoring program and in updating the privacy program, as well as served as legal advisor on all compliance related matters. From 2012 through 2015, he served as Director, Healthcare Compliance of Johnson & Johnson, a multinational medical devices, pharmaceutical and consumer packaged goods company, where he was responsible for executing the global compliance program. Prior to that, from 2007 through 2011, Mr. McGahan served as General Counsel and Chief Compliance Officer of the Naval Hospital at Camp Pendleton.

Age: 44 Education: B.A. in Zoology, Connecticut College; J.D., Seattle University School of Law; L.L.M., University of San Diego School of Law.

Other Qualifications: Mr. McGahan is a Certified Compliance and Ethics Professional, has earned a Certificate in Health Care Compliance & Privacy from Seton Hall University and holds a certified Six Sigma Black Belt certification from Villanova University.

13
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

Thomas J. Riga
Executive Vice President, Chief Operating Officer and Chief Commercial Officer
Mr. Riga has served as our Chief Operating Officer since December 2017, as Executive Vice President since May 2017 and as our Chief Commercial Officer since August 2014. From June 2017 to December 2017, he served as our Head of Business Development. From August 2014 to June 2017, he served as our Senior Vice President and from July 2013 to August 2014, he served as our Vice President, Corporate Accounts. During his tenure as Chief Commercial Officer, he has led multiple product launches in the oncology market, delivering innovative cancer care. He has consistently inspired cross-functional teams to deliver superior performance to create value for Spectrum and restructured the commercial organization to advance our competitive advantage.

Mr. Riga has over 20 years of pharmaceutical leadership experience. He has management experience in various positions at Wyeth Ayerst Pharmaceuticals, Eli Lilly and Company, Amgen Inc. and Dendreon Pharmaceuticals LLC. Throughout his career he integrated leadership and strategy to create meaningful value. His experience spans executive sales leadership, Six Sigma, marketing, manufacturing, and corporate accounts. Mr. Riga has obtained UCLA Corporate Governance Program Certification as a public company director.

Age: 44

Education: B.S. in Biology and Chemistry, St. Lawrence University

Other Qualifications: Mr. Riga is the recipient of more than 10 industry-leading Commercial and Operations leadership awards. Notably, he was recognized with the “Executive Leader/Coach of the Year” award for delivering top sales performance of Neulasta® for 3 consecutive years as a member of the Amgen oncology organization.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 1 — ELECTION OF DIRECTORS
Our Board currently consists of seven annually-elected directors. Acting upon the recommendation of our Nominating and Corporate Governance Committee, the Board nominated William L. Ashton, Elizabeth A. Czerepak, Seth H.Z. Fischer, Joseph W. Turgeon, Jeffrey L. Vacirca, Dolatrai M. Vyas and Bernice R. Welles for election to our Board at the Annual Meeting.
Each director will be elected to serve a one-year term expiring at the Annual Meeting of Stockholders to be held in 2021 when his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.
Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the proxy holders will vote for the substitute nominee designated by the Board. Our Board has no reason to believe that any of the nominees will be unable to serve. There are no agreements or understandings pursuant to which any of the directors was selected to serve as a director. There are no family relationships between any director or director nominee and any other director or director nominee or any executive officer. There are no legal proceedings related to any of the directors or director nominees which must be disclosed pursuant to Item 401(f) of Regulation S-K.
Required Vote of Stockholders

The affirmative vote of a majority of the votes cast with respect to each director’s election at the Annual Meeting is required for the election of each director. This means that only the director nominees that receive more “FOR” votes than “AGAINST” votes will be elected. If a nominee who currently serves as one of our directors is not re-elected at the Annual Meeting, under current Delaware law, such director would continue to serve on the Board as a holdover director. The Board has adopted a formal policy under which each of our directors is expected to submit an advance, contingent, irrevocable resignation that the Board may accept if our stockholders do not re-elect such director. In that situation, our Nominating and Corporate Governance Committee would submit promptly a recommendation to the Board as to whether or not to accept the resignation. A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and, as such, will not have an effect in determining the election results. Abstentions and broker non-votes will have no effect in determining which directors are elected at the Annual Meeting.
Proxies received in response to this solicitation will be voted “FOR” the election of Messrs. Ashton, Fischer, Turgeon, Drs. Vacirca, Vyas and Welles and Ms. Czerepak to our Board unless otherwise specified in the proxy.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Board Recommendation

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING SEVEN NOMINEES.

Joseph W. Turgeon
Age: 62 Director since: December 2017 Committees: None President and Chief Executive Officer Education: B.S. in Microbiology and Economics, Jacksonville University
Professional Experience: Mr. Turgeon has served as our President and Chief Executive Officer since December 2017. From April 2014 to December 2017, Mr. Turgeon served as our President and Chief Operating Officer and from October 2012 to April 2014, he served as our Senior Vice President and Chief Commercial Officer. Prior to joining Spectrum, Mr. Turgeon spent 22 years at Amgen Inc. (“Amgen”) as Vice President of Sales, where he built and led the sales organization across multiple areas, including oncology, inflammation and bone health.

Key Qualifications: Mr. Turgeon’s qualifications to serve on the Board include his more than 30 years of experience in the pharmaceutical industry, including various executive leadership roles at Amgen. During his 22 years serving as Vice President of Sales at Amgen, he built and led the sales organization across multiple areas, including oncology, inflammation and bone health. He was responsible for launching most of the drugs at Amgen, as well as Amgen’s dramatic growth during his tenure.

William L. Ashton

Age: 69

Director since:
February 2018

Committees:
Audit, Nominating &
Corporate Governance

Independent

Other Board Memberships:

Currently: Recro Pharma, Inc., Academy of Notre Dame, Baudax Bio, Inc.

Education: B.S. in Education, California University of Pennsylvania; M.A. in Education, University of Pittsburgh

Professional Experience:  Mr. Ashton has served as Chairman of the Board since June 2019 and has been a member of our Board since February 2018. Since 2013, he has been a principal at Harrison Consulting Group, Inc., a privately-held biopharmaceutical consulting firm. From August 2009 to June 2013, Mr. Ashton was the Senior Vice President of external affairs reporting to the President and an Assistant Professor at the University of the Sciences in Philadelphia, Pennsylvania. From August 2005 to August 2009, Mr. Ashton was the founding Dean of the Mayes College of Healthcare Business and Policy. From 1989 to 2005, Mr. Ashton held a number of positions at Amgen, including Vice President of U.S. Sales and Vice President of Commercial and Government Affairs.

Key Qualifications: Mr. Ashton’s extensive experience with pharmaceutical and biological product commercialization, including developing and leading a commercial sales force, as well as his governance experience as a board member of public and privately-held companies and his reimbursement expertise makes him well qualified to serve on our Board.

16
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Elizabeth A. Czerepak

Age: 64

Director since:
June 2019

Committees: Audit (Chair), Nominating & Corporate Governance

Independent

Other Board Memberships:

Currently: Scilex Holding Company and Delcath Systems, Inc.

Education: B.A. in Spanish and Mathematics Education, Marshall University;
M.B.A., Rutgers University

Professional Experience: Ms. Czerepak served as Chief Financial Officer and Chief Business Officer at Genevant Sciences, Inc., a development stage mRNA start-up based in Boston from May 2018 until January 2020. From 2015 until 2018, she served as Chief Financial Officer and Executive Vice President, Corporate Development at Altimmune, Inc., a clinical stage immunotherapeutics biotechnology company. She served as Chief Financial Officer and Chief Business Officer of Isarna Therapeutics Inc., which develops selective transforming growth factor beta inhibitors to fight cancer and to treat ophthalmic and fibrotic diseases, from 2014 to 2015. Prior to that she served as Chief Financial Officer, Secretary, Principal Accounting Officer and Head of Human Resources at Cancer Genetics, Inc., a company that develops, commercializes and provides molecular and biomarker-based tests, from 2011 until 2014. From 2000 to 2009, she served as a Managing Director at JPMorgan Chase & Co. and Bear Stearns & Co., and a General Partner at Bear Stearns Health Innoventures L.P., a venture capital fund.

Key Qualifications: Ms. Czerepak brings more than 35 years of experience across investment banking, pharmaceuticals and biotechnology, in business development, finance leadership and a broad diversity of public and private company board member roles. Her breadth of experience makes her well qualified to serve on our Board.

17
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Seth H.Z. Fischer

Age: 63

Committees: None

Independent

Other Board Memberships:

Currently: Marinus Pharmaceuticals, Inc. and Agile Therapeutics, Inc.

Education: BGS, Ohio University and served as a captain in the U.S. Air Force

Professional Experience:  Mr. Fischer currently serves as a member of the Board of Directors of Marinus Pharmaceuticals, Inc. (MRNS), Agile Therapeutics, Inc. (AGRX), and is also an advisor to MedHab, LLC. Previously, Mr.Fischer served as the Chief Executive Officer and as a Director of Vivus, Inc., a publicly traded biopharmaceutical company commercializing and developing innovative, next-generation therapies to address unmet needs in obesity, diabetes, sleep apnea and sexual health from September 2013 to December 2017. Prior to Vivus, Mr. Fischer served in various positions of increasing responsibility at Johnson & Johnson, most recently as company Group Chairman, Johnson & Johnson and Worldwide Franchise Chairman of Cordis Corporation. Prior to that, he served as company Group Chairman, North America Pharmaceuticals, which included responsibilities for Ortho-McNeil Pharmaceuticals, Janssen and Scios. Prior to that, Mr. Fischer served as President of Ortho-McNeil Pharmaceuticals. Mr. Fischer’s operating responsibilities encompassed the commercialization of products in multiple therapeutic categories including neurologic products for epilepsy and migraines and products in the analgesic, anti-infective, cardiovascular, psychiatric and women’s health areas. From May 2013 to May 2019, Mr. Fischer also served on the Board of Directors of BioSig Technologies, Inc.

Key Qualifications: Mr. Fischer brings to the Board over 37 years of experience in the pharmaceutical industry, including 29 years in various leadership roles at Johnson & Johnson. We believe Mr. Fischer’s experience in pharmaceutical operations and commercialization in a wide range of therapeutics including in epilepsy and migraines qualifies him to serve on our Board.

18
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Jeffrey L. Vacirca, M.D., FACP
Age: 51 Director since: November 2018 Committees: Compensation, Nominating & Corporate Governance, Science, Technology & Sustainability (Chair)
Professional Experience: Since 2008, Dr. Vacirca has served as Chief Executive Officer, Managing Partner and Director of Clinical Research at New York Cancer and Blood Specialists, a cancer care center specializing in hematology/oncology and medical oncology. Since 2011, he has served as President and Co-Founder of National Translational Research Group, a group focusing on non-clinical research, and since 2012 has served as a Medical Director and Strategic Advisor for the International Oncology Network specialty group at Amerisource Bergen, a pharmaceutical products company. Since 2018, he has served as the Medical Director of the Oncology Network Development at Mount Sinai Health Network and as an associate clinical professor at Icahn School of Medicine at Mount Sinai, New York.

Key Qualifications: Dr. Vacirca’s qualifications to serve on our Board include his substantial business experience in the healthcare and pharmaceutical industry and clinical expertise in oncology. Dr. Vacirca’s substantial business experience makes him well qualified to serve on our Board.

Independent

Other Board Memberships:

Currently: Scientific Advisory Board of Caris Life Sciences, Medical Board Advisor for Flatiron Health, Odonate Therapeutics, Inc. (Vice Chairman, since 2016)

Education: B.A. in Human Biology, University at Albany; M.D., St. George’s University School of Medicine

Other Qualifications: He completed his residency in Internal Medicine along with his fellowships in hematology and medical oncology at Stony Brook University Hospital.

Dolatrai M. Vyas, Ph.D.
Age: 76 Director since: June 2013 Committees: Compensation, Science, Technology & Sustainability
Professional Experience: Dr. Vyas has 31 years of tenure in oncology drug discovery research at Bristol-Myers Squibb Company (“BMS”), a pharmaceutical company, where he served in various positions, including most recently as a Group Director and Distinguished Research Fellow (Executive Level) in Oncology Discovery Chemistry. Dr. Vyas is considered one of the pioneers of the BMS oncology medicinal chemistry discovery efforts based on natural products derived cytotoxics. During this period, he was also involved in BMS’s pioneering research on antibody drug conjugate technology to target cytotoxics selectively to tumors. In the last 15 years of his oncology research career at BMS, he was involved in discovery and development of personalized medicine research involving small molecule molecular targeted oncology therapeutics. During his tenure at BMS, he has participated in the discovery and development of twelve small molecules and one biologic as clinical development candidates with one FDA-approved new drug application. Dr. Vyas retired from BMS in 2011 and subsequently formed a research and development consulting company, Dinesh Vyas, LLC.

Key Qualifications: Dr. Vyas brings to the Board over 30 years of experience in the healthcare industry, focused on oncology drug research and development. As a result, Dr. Vyas is well qualified to serve on our Board.

Independent

Other Board Memberships:

Currently: Scientific Advisory Boards of CheminPharma and Recombinant Technologies, LLC

Education: B.Sc. with honors in Chemistry and Geology, University College Nairobi (Kenya), University of East Africa; Ph.D. in Organic Chemistry, Queens University,
Kingston, Canada

Other Qualifications: He has authored/co- authored over 110 publications and written numerous book chapters and review articles. He is also an inventor/co-inventor on more than 40 patents.

19
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Bernice R. Welles, M.D., M.B.A.
Age: 67 Director since: June 2018 Committees: Compensation, Nominating & Corporate Governance (Chair), Science, Technology & Sustainability
Professional Experience: Dr. Welles is a Partner and Managing Director with IPF Management S.A. which manages funds that provide growth capital to life science companies. Dr. Welles served as Chief Executive Officer at Alquest Therapeutics, Inc., a neurodegenerative drug development company, from June 2010 to 2013, and Chief Medical Officer at Enject, Inc., a medical device company, from 2009 to 2013. Prior to that she was Vice President, Development at DiObex, Inc., a venture-backed biotechnology company. Dr. Welles has venture capital experience having been Venture Partner at MPM Capital, L.P. for two years and extensive pharmaceutical experience having been Vice President, Product Development and Senior Director and Director, Specialty Therapeutics Unit, Medical Affairs and Clinical Scientist, Medical Affairs at Genentech, Inc. for
eight years.

Key Qualifications: Dr. Welles has extensive experience building and leading research and development organizations, expanding company pipelines of assets, and overseeing the commercial development of innovative therapeutic products across a range of areas. Dr. Welles’ significant leadership experience in the biopharmaceutical sector, along with her experience as a physician and her expertise in drug development, makes her well qualified to serve on our Board. Dr. Welles has obtained UCLA Corporate Governance Program Certification as a public company director.

Independent

Other Board Memberships:

Currently: American Life Science Pharmaceuticals

Education: B.A. in Music, Brandeis University; M.S. in Urban and Environmental Policy, Tufts University; M.D. from Albany Medical College; M.B.A., The Wharton School of Business, University of Pennsylvania

Other Qualifications: She has Medical Licensure, State of California, Diplomate, American Board of Internal Medicine and Diplomate, Endocrinology and Metabolism.

20
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

DIRECTOR COMPENSATION
For service in 2019, directors who were not employees of the Company, whom we refer to as “non-employee directors,” received an annual retainer of $65,000. In addition, non-employee directors are entitled to receive additional retainer fees for their Board committee positions, in accordance with the fee table below. We also reimbursed non-employee directors for reasonable out-of-pocket expenses incurred with respect to their attendance at Board and committee meetings.
Non-Employee Director Fees

Annual Retainer (All)	$65,000
Additional Annual Retainer for Chairman of the Board	$20,000
Additional Annual Retainer for Audit Committee Chairperson	$20,000
Additional Annual Retainer for Compensation Committee Chairperson	$20,000
Additional Annual Retainer for Nominating and Corporate Governance Committee Chairperson	$20,000
Additional Annual Retainer for Science, Technology and Sustainability Committee Chairperson	$20,000
Additional Annual Retainer for Audit Committee Member	$10,000
Additional Annual Retainer for Compensation Committee Member	$10,000
Additional Annual Retainer for Nominating and Corporate Governance Committee Member	$10,000
Additional Annual Retainer for Science, Technology and Sustainability Committee Member	$10,000

_______________
Annual Grants
In June 2019, each of our non-employee directors was granted options to purchase 20,000 shares of our common stock at an exercise price of $8.44 per share, the closing price of our common stock on the date immediately prior to the date of grant, subject to the terms of the 2018 Long-Term Incentive Plan (the “2018 Plan”). The options vest as to 25% of the shares on the date of grant, and the remaining shares vest in three equal installments on each anniversary of the date of grant, subject to each director’s continued service through such date. In addition, each non-employee director was also issued 10,000 shares of restricted stock under the 2018 Plan. The restricted stock will vest 100% on June 18, 2020, subject to each director’s continued service through such date.

21
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

DIRECTOR COMPENSATION

 The following table shows compensation for our non-employee directors for the fiscal year ended December 31, 2019. Directors who were employees did not receive any compensation for their service as directors.
Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)
William L. Ashton	95,000	84,400	92,715	272,115
Raymond W. Cohen	100,000	84,400	92,715	277,115
Elizabeth A. Czerepak(3)	47,500	84,400	92,715	224,615
Gilles R. Gagnon(4)	32,500	-	-	32,500
Stuart M. Krassner(5)	57,500	-	-	57,500
Anthony E. Maida(6)	47,500	-	-	47,500
Jeffrey L. Vacirca	85,000	84,400	92,715	262,115
Dolatrai M. Vyas	80,000	84,500	92,715	257,115
Bernice R. Welles	90,000	84,400	92,715	267,115

(1)
Represents the grant date fair value of restricted stock awards calculated in accordance with FASB ASC Topic 718 calculated based on closing price of our common stock on the day preceding the grant date of the restricted stock awards multiplied by the number of shares granted. Restricted stock awards are subject to time-based vesting as described above. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares.

(2)
Represents the grant date fair value of the stock option awards calculated in accordance with FASB ASC Topic 718, using the Black-Scholes option pricing model. Stock options are subject to time-based vesting as described above. These amounts do not represent cash payments or proceeds actually received by the directors and the actual values they realize may be materially different from these reported amounts upon their sale of the underlying shares. For fair value assumptions refer to Note 6 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 2, 2020.

(3)	Ms. Czerepak became a member of the Board in June 2019. Accordingly, her compensation was pro rated to reflect her shortened tenure.

(4)	Mr. Gagnon left the Board in June 2019. Accordingly, his compensation was pro rated to reflect his shortened tenure.

(5)	Dr. Krassner left the Board in June 2019. Accordingly, his compensation was pro rated to reflect his shortened tenure.

(6)	Dr. Maida left the Board in June 2019. Accordingly, his compensation was pro rated to reflect his shortened tenure.

22
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

DIRECTOR COMPENSATION

Number of Options and Restricted Stock Awards Held by Non-Employee Directors at Fiscal Year-End 2019

Name	Stock Options (Vested and Unvested) (#)	Restricted Stock Awards (Unvested) (#)
William L. Ashton	46,667	10,000
Raymond W. Cohen	130,000	10,000
Elizabeth A. Czerepak	20,000	10,000
Gilles R. Gagnon(1)	152,500	-
Stuart M. Krassner(2)	250,000	-
Anthony E. Maida(3)	203,300	-
Jeffrey L. Vacirca	34,507	10,000
Dolatrai M. Vyas	150,000	10,000
Bernice R. Welles	40,000	10,000
(1)    Mr. Gagnon left the Board in June 2019.
(2)    Dr. Krassner left the Board in June 2019.
(3)    Dr. Maida left the Board in June 2019.
All of our directors, including our President and Chief Executive Officer, are subject to a stock ownership policy as described in more detail under the section entitled “Corporate Governance-Stock Ownership Policy.”

23
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL 2 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As required by SEC rules, we provide our stockholders with an advisory vote to approve the compensation of our named executive officers, or a "say-on-pay" vote. This year's say-on-pay vote gives our stockholders an opportunity to express their views on our 2019 compensation program and related decisions for our named executive officers. Our relationship with our stockholders is an important part of our Company’s success and we continue to actively engage with our stockholders. We believe that our approach to engaging openly with our investors on topics such as financial performance, corporate governance, executive compensation, and leadership structure drives increased corporate accountability, improves decision making, and enhances our corporate governance practices and disclosures each year.
The Company’s compensation program is designed and administered by the Compensation Committee of the Board, which is composed entirely of independent directors and carefully considers many different factors, as described in the Compensation Discussion and Analysis, in order to provide appropriate compensation for the Company’s executives. As discussed in the Compensation Discussion and Analysis, the compensation package for the Company’s named executive officers (who are the officers listed in the Summary Compensation Table in the Executive Compensation section) is designed to support the Company’s objectives of attracting, motivating and retaining the executive talent required to achieve our corporate objectives and increase stockholder value.
Consistent with the SEC rule implementing the requirement that the Company periodically include a say-on-pay proposal in its proxy statement, the vote on this proposal is advisory and is not binding on the Company, the Compensation Committee or the Board. The Compensation Committee and the Board value the opinions that stockholders express in their votes and to the extent there is any significant vote against the named executive officer compensation, we will consider the outcome of the vote when making future executive compensation decisions and evaluate whether any actions are necessary to address stockholder concerns expressed by such vote. It is expected that the next advisory vote on executive compensation will occur at the 2021 Annual Meeting of Stockholders.
We encourage you to review the complete description of the Company’s executive compensation programs provided in this Proxy Statement, including the Compensation Discussion and Analysis and the accompanying compensation tables.
Say-on-Pay Vote

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, this non- binding advisory stockholder vote gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, and the related compensation tables and narrative discussion, is hereby APPROVED.”
Required Vote of Stockholders

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 is required for the approval thereof. Abstentions will have the same effect as votes “AGAINST” this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.
Proxies received in response to this solicitation will be voted “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as described in the “Compensation Discussion and Analysis” section of this Proxy Statement unless otherwise specified in the proxy.

24
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 2 - ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION OF THIS PROXY STATEMENT.

25
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL 3 — APPROVAL OF A PROPOSED AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve an amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan,” and the proposed amendments thereto, the “2018 Plan Amendment”), which was adopted, subject to stockholder approval, by the Board on March 12, 2020, upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”). The 2018 Plan Amendment would (i) increase the total number of shares of our common stock reserved for issuance under the 2018 Plan by 8.5 million shares; (ii) add a “clawback” provision whereby shares can be forfeited based on “Detrimental Conduct” (as defined below); (iii) impose a one-year minimum vesting requirement for all awards; and (iv) restrict the 2018 Plan's rules on the recycling of shares.

Why Stockholders Should Vote to Approve the Amendment to the 2018 Plan

•
Equity Incentive Awards are an Important Part of Our Compensation Philosophy. Our equity compensation plans are critical to our ongoing effort to build stockholder value. As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, equity incentive awards are central to our compensation program. Our Board and our Compensation Committee believe that our ability to grant equity incentive awards to new and existing employees and directors has helped us attract, retain and motivate professionals of the highest caliber with highly sought-after skill sets, who are capable of leading us in fulfilling our ambitious business objectives. The Board believes that the effective use of equity-based compensation and performance-based compensation has been integral to the Company’s success in the past and is vital to its ability to achieve continued strong performance in the future.

◦
As of April 7, 2020, 139 of our employees and all of our non-employee directors held outstanding equity awards. Over the past three fiscal years, we have granted equity-based incentive compensation to approximately 115 individuals on an annual average basis. We believe these broad-based grants help align incentives throughout the organization.

•
The 2018 Plan Will No Longer Have Shares Available for Grant. Under our current forecasts, the 2018 Plan will run out of shares available for grant within the second quarter of fiscal year 2020, and we will not be able to continue to issue equity incentives to our employees unless our stockholders approve the 2018 Plan Amendment. During the first quarter of calendar year 2020, the Company experienced a decline in its stock price. The Company's 2020 equity grants in terms of value have been reduced from prior years. Despite this reduction in 2020 equity grants, the Company will still run out of shares available for grant. In order for the Company to maintain equity compensation to its employees and directors having a value consistent with historic grant practices, additional shares are required. The Board and the Compensation Committee continue to believe that in order to hire and retain talented professionals, its compensation practices will need to remain in line with its competitors. While we could increase cash compensation if we are unable to grant equity incentives, we anticipate that we will have difficulty attracting, retaining and motivating employees and directors if we are unable to make equity grants to them. We believe that outcome could negatively impact our ability to align employee and director compensation with the interests of stockholders.

◦
The Company currently maintains the 2018 Plan. As of April 7, 2020, a total of 7,462,953 shares of the Company’s common stock were subject to outstanding awards under the 2018 Plan, 5,302,488 shares of the Company's common stock were subject to outstanding awards under the 2009 Incentive Award Plan (the “2009 Plan”), and an additional 11,874 shares of the Company’s common stock were available for new awards granted under the 2018 Plan.

•
Reasonable Share Request. The total number of additional shares the Company is requesting under the 2018 Plan is 8.5 million, which the Company believes will be sufficient for equity compensation awards over approximately the next 2 years, and that such number of shares is reasonable and consistent with general market practices. This view is based on several assumptions, including that our grant practices under the

26
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 3 - AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN

amended 2018 Plan will be consistent with our historical practices and usage, and is dependent on a number of other factors that are difficult to predict or beyond our control, including the price of the Company’s common stock underlying future grants, our hiring activity, forfeitures of outstanding awards and other circumstances that may require us to change our equity grant practices. These underlying assumptions and factors cannot be predicted with certainty, and to the extent they change, the number of shares requested may not last for the estimated period or may last longer than the estimated period.

•
We Manage Our Equity Incentive Award Use Responsibly, and Dilution is Reasonable. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our annual net burn rate, which is the rate at which awards are granted as a percentage of outstanding shares of common stock, and potential stockholder dilution in order to maximize stockholder value, and the number of equity incentive awards granted is limited to the amount believed necessary to attract, retain and motivate key personnel.

•
Best Practices. Following engagement with our stockholders regarding our executive compensation program, the 2018 Plan Amendment includes (i) the addition of a “clawback” provision; (ii) the imposition of a one-year minimum vesting requirement for all awards; and (iii) the further restriction of the rules on recycling of shares.

Background

The 2018 Plan Amendment will (i) increase the total number of shares of our common stock reserved for issuance under the 2018 Plan from 9.5 million to 18 million (the “Share Reserve”) (both prior to and following the 2018 Plan Amendment, the Share Reserve also includes any shares that become eligible for issuance under the 2018 Plan because of forfeited awards under our 2009 Plan, as described below), and (ii) make the following key modifications, which are each geared at protecting stockholder interests, promoting effective corporate governance and reflecting the use of corporate governance best practices:

•	adopting a "clawback" provision whereby shares can be forfeited based on "Detrimental Conduct", a newly added defined term;

•	imposing a minimum vesting of a one-year period on all awards; and

•
providing that, to the extent withholding tax liabilities arising from an award under the 2018 Plan or the 2009 Plan, other than an option or stock appreciation right, are satisfied by the withholding of shares by the Company, such withheld shares will not be available for future awards under the 2018 Plan and the share reserve shall not be increased correspondingly.

The Board considered corporate governance best practices and guidance from its compensation consultant when approving the aforementioned modifications.

If this Proposal No. 3 is approved by our stockholders, the additional 8.5 million shares will be available for issuance in the following forms described further below: non-qualified stock options (“NSOs”), incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalents, or other stock-based awards (collectively, the “Awards”).

As of April 7, 2020: (i) 7,462,953 shares were subject to outstanding awards under the 2018 Plan (this figure takes into account the type of award outstanding: shares issued pursuant to stock options will deplete the Share Reserve on a one-for-one basis; each share issued pursuant to a full value Award, such as restricted stock or restricted stock units, will deplete the Share Reserve by 1.5 shares); (ii) 11,874 shares of our common stock were available for future grants under the 2018 Plan; and (iii) 5,302,488 shares of our common stock were subject to outstanding awards under the 2009 Plan (the Share Reserve includes shares subject to outstanding awards under the 2009 Plan that are forfeited without an issuance of shares or are returned because the awards are terminated, canceled or expire unexercised).

27
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 3 - AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN

The following table summarizes the number of shares of the Company's common stock to be issued upon exercise of outstanding stock options as of April 7, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-average Exercise Price of Options (b)	Weighted-average Remaining Contractual Term (years) (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (d)
Equity compensation plans approved by security holders(1)	7,987,702(2)	$8.10	6.6987	11,874

(1)
We currently have one active stockholder-approved stock-based compensation plan, the 2018 Long- Term Incentive Plan (the “2018 Plan”). In June 2018, the 2018 Plan replaced our former 2009 Incentive Award Plan. Under the 2018 Plan, we may grant incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, performance awards, stock appreciation rights and other stock-based awards.

(2)	In addition, the Company has 4,777,739 outstanding awards, other than stock options, consisting of performance restricted stock units and restricted stock awards that have not yet vested.

The 2018 Plan was adopted in June 2018. Since the 2018 Plan’s adoption, the Company has experienced a significant decline in its stock price. Despite the fact that we have reduced the aggregate value of the 2020 equity awards, the Share Reserve has been depleted quicker than anticipated. Based on our current rate of award grants, as well as our anticipated hiring of new employees and directors, the Board believes that the existing share reserve will be exhausted within the second quarter of fiscal year 2020. Without the ability to provide equity compensation, we may be unable to attract and retain key employees or directors.

If this proposal is approved, we intend to continue to provide equity incentives to existing key employees and directors as well as to certain newly hired employees and directors. If this proposal is approved, we expect to have sufficient shares available under the 2018 Plan until our annual stockholder meeting in 2022.

The proposed increase of 8.5 million shares was determined by comparing our past equity grants to key employees, newly hired employees and directors to our current hiring and retention plan, and planned grants to key employees and directors as a retention tool.

The Board believes that (i) the increase in shares of our common stock available for issuance under the 2018 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees and directors and (ii) the adoption of the clawback, minimum vesting and anti-recycling provisions described herein promote effective corporate governance and is responsive to feedback received from our stockholders. Accordingly, the Board believes approval of the 2018 Plan Amendment is in our best interest and the best interest of our stockholders, and recommends a vote “FOR” the approval of the 2018 Plan Amendment.

Description of the 2018 Plan

The following description of the principal terms of the 2018 Plan is a summary and is qualified in its entirety by reference to the full text of the 2018 Plan, as proposed to be amended, a copy of which is attached as Appendix A to this Proxy Statement.

Administration. The 2018 Plan is administered by a committee of the Board, designated by the Board to administer the Plan and composed of not fewer than two non-employee directors (the “Committee”). The Compensation Committee currently serves as the Committee. The Committee has the authority to establish rules and guidelines for the administration of the 2018 Plan; determine the types of Awards to be granted and the number of shares covered by such Awards; set the terms and conditions of such Awards and cancel, suspend and amend Awards. The Committee has the sole discretion to make determinations and interpret the 2018 Plan; provided, however, that the Board may act in lieu of the Committee on any matter. The Committee may not delegate to our officers or managers its authority to grant Awards or to cancel or suspend Awards for our executive officers and

28
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 3 - AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN

directors who file reports under Section 16 of the Exchange Act.

Eligibility. Persons eligible to receive Awards under the 2018 Plan are our employees, consultants and directors and our affiliates who, in the opinion of the Committee, are in a position to contribute to our success; provided, that ISOs may only be granted to our employees and employees of our subsidiaries. As of the date of this Proxy Statement, there are approximately 139 employees and 6 non-employee directors who are eligible to receive Awards under the 2018 Plan.

Share Reserve. If this proposal is approved, the total number of shares of common stock that may be issued under the 2018 Plan pursuant to Awards may not exceed 18 million, plus any shares that become eligible for issuance under the 2018 Plan because of Awards under the 2009 Plan that are terminated, forfeited, canceled or expire unexercised.

If any shares covered by an Award under the 2018 Plan or the 2009 Plan are terminated, forfeited, canceled or expire unexercised without delivery of shares, then the shares covered by such an Award will generally be available for granting Awards under the 2018 Plan. Awards settled in cash also do not count against the Share Reserve. Shares covered by an Award under the 2018 Plan or the 2009 Plan that are not delivered due to the net settlement or net exercise of a stock option or SAR shall not be available for issuance under the 2018 Plan, nor will shares repurchased on the open market with the proceeds of an option exercise. This means that the gross number of shares covering a SAR will count against the Share Reserve, as opposed to the net shares actually issued upon exercise thereof. Additionally, if the 2018 Plan Amendment is approved, in the event that withholding tax liabilities arising from an Award under the 2018 Plan or the 2009 Plan, other than a stock option or SAR, are satisfied by the withholding of shares by the Company, then the shares so withheld will not be available for Awards under the 2018 Plan.

In an acquisition, any Awards made and any of the shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company will not be counted against the Share Reserve. We may also make certain awards under NASDAQ rules, such as inducement awards to new hires or awards under certain plans acquired in acquisitions that will not count against the Share Reserve.

Dividend equivalents denominated in shares and Awards not denominated, but potentially payable, in shares will be counted against the Share Reserve in such amount and at such time as the dividend equivalents and such Awards are settled in shares. Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards granted under the 2009 Plan may only be counted once against the aggregate number of shares available.

On April 7, 2020, the closing sale price of a share of our common stock on The NASDAQ Global Select Market was $2.28.

Stock Options. Stock options may be granted under the 2018 Plan pursuant to stock option agreements. The Committee establishes the vesting schedule for stock options and the method of payment for the exercise price, which may include cash, shares, or other awards. The exercise price of a stock option granted under the 2018 Plan generally may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value. The term of stock options granted under the 2018 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. If the 2018 Plan Amendment is approved, stock options granted to non-exempt employees will not be first exercisable for any shares until at least 12 months after the grant date of the stock option.

Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates: (i) if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability or retirement), the participant may exercise any vested stock options for up to 90 days following the participant’s termination of continuous service; (ii) if a participant’s continuous service terminates due to such participant’s disability or death, the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination of continuous service; (iii) if a participant’s continuous service is terminated as a result of the participant’s retirement, then the participant may exercise his or her vested options for up to six months following the participant’s termination of continuous service; and (iv) if a participant’s continuous

29
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 3 - AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN

service is terminated for cause (as defined in the 2018 Plan, a participant’s stock option agreement or other written agreement with us or one of our affiliates, as applicable), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. If there is a blackout period (whether under our insider trading policy, applicable law or a Committee-imposed black out period) that prohibits the buying or selling of shares during any part of the ten day period before a stock option expires, the term of the stock option will be extended until ten days beyond the end of the blackout period. In no event, however, may a stock option be exercised after its original expiration date.

Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs will be treated as NSOs. Subject to certain limited exceptions, no ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2018 Plan is 18 million shares.

Stock Appreciation Rights. SARs may be granted under the 2018 Plan, each with an exercise period determined by the Committee not to exceed ten years from the date of grant. Subject to the terms of the 2018 Plan and any applicable award agreement, a SAR granted under the 2018 Plan will confer on its holder a right to receive, upon exercise of such Award, the excess of (i) the fair market value of one share of our common stock on the date of exercise over (ii) the grant price of the right as specified by the Committee. The grant price of a SAR may not be less than the fair market value of one share of our common stock on the date of grant, except that if a SAR is at any time granted in tandem with a stock option, the grant price of the SAR will not be less than the exercise price of the stock option. SARs will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2018 Plan.

Restricted Stock and Restricted Stock Units. The Committee may award restricted stock and restricted stock units and establish the applicable restrictions, including any limitation on voting rights. The Committee may decide to include dividends or dividend equivalents as part of an award of restricted stock or restricted stock units and may accrue dividends, with or without interest, until the award is paid. The Committee establishes the manner and timing under which restrictions may lapse. If continuous service terminates during the applicable restriction period, shares of restricted stock and restricted stock units still subject to restriction will be forfeited, except as determined otherwise by the Committee.

Performance Awards and Other Stock-Based Awards. The Committee may grant performance awards, which may be denominated in cash, shares, other securities or other awards and payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods, as established by the Committee. Performance criteria mean any measures, as determined by the Committee, which may be used to measure the level of performance of the Company or participant during a performance period.

Other Awards. The Committee may grant other stock-based awards that are denominated or payable in shares, under the terms and conditions as it determines. The Committee may decide to include dividends or dividend equivalents as part of a performance or other stock-based award, and may accrue dividends, with or without interest, until the award is paid.

Minimum Vesting Period. If the 2018 Plan Amendment is approved, then notwithstanding any provision to the contrary in the 2018 Plan, all award agreements shall specify a minimum one-year vesting period from the grant date of such Award.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 3 - AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN

Limitations on Transfer. Awards are not transferable other than by will or the laws of descent and distribution unless determined otherwise by the Committee. Awards may not be pledged or otherwise encumbered.

Limitation on Non-Employee Director Compensation. No non-employee director will receive in excess of $600,000 of compensation in any calendar year, determined by adding (i) all cash compensation to such non-employee director and (ii) the fair market value of all Awards granted to such non-employee director in such calendar year (determined as of the date of grant); provided, however, that the Board may make exceptions for individual non-employee directors (up to an additional $150,000) in extraordinary circumstances.

Adjustments. In the event of certain corporate transactions or events affecting the number or type of outstanding shares of our common stock, including, for example, a dividend or other distribution (whether in cash or stock), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or issuance of warrants, the Committee may make adjustments as it deems appropriate. These adjustments include changing the number and type of shares to be issued under the 2018 Plan and outstanding Awards; and the grant, purchase or exercise price of outstanding Awards.

No Reload. No stock option or SAR will include terms entitling a participant to a grant of stock options or SARs upon exercise of the stock option.

Effect of Certain Corporate Transactions. Under the 2018 Plan, a “Change in Control” is defined as: (i) the acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of our securities possessing more than 50% of the total combined voting power of all our outstanding securities; (ii) a merger or consolidation in which we are not the surviving entity, except for a transaction in which the holders of our outstanding voting securities immediately prior to such merger or consolidation hold as a result of holding our securities prior to such transaction, in the aggregate, securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation; (iii) a reverse merger in which we are the surviving entity but in which the holders of our outstanding voting securities immediately prior to such merger hold, in the aggregate, securities possessing less than 50% of the total combined voting power of all our outstanding voting securities or of the acquiring entity immediately after such merger; or (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of our assets, except for a transaction in which the holders of our outstanding voting securities immediately prior to such transaction(s) receive as a distribution with respect to our securities, in the aggregate, securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s). The Company presently intends that all award agreements will provide for single trigger vesting acceleration upon a Change in Control.

Claims Resolution. The 2018 Plan imposes a six-month window within which a claim must be asserted after a specific event giving rise to the claim, and prohibits any lawsuits from being commenced more than one year after a claim denial. Any decisions of the Committee that relate to the interpretation and administration of the 2018 Plan or any Awards will be upheld in any judicial or arbitration proceeding unless clearly affected by fraud.

Cancellation Right. Subject to applicable law, if the fair market value for shares subject to any stock option award or SAR is more than 50% below their exercise price for more than 90 consecutive business days, the Committee can unilaterally declare such stock option award or SAR terminated.

Clawbacks. If this proposal is approved, the 2018 Plan will include a provision whereby, in the event the Committee determines that a participant has committed any “Detrimental Conduct” (as defined below), then (1) no additional shares subject to any outstanding Award granted to the participant shall become vested and/or exercisable, (2) the participant shall forfeit the right to receive the shares underlying any award agreement, to exercise any vested but unexercised portion of an Award, and to vest in any unvested portion of an Award, and (3) the participant shall pay the Company any gains realized by the participant from any Award within one year prior to and including the last day of participant’s status as an director, employee, or consultant, or at any time after the end of such service.

◦
“Detrimental Conduct” shall mean the participant’s serious misconduct or unethical behavior, including any of the following acts (i) any violation of a restrictive covenant agreement (e.g., non-disclosure, non-solicitation, etc.), (ii) any conduct that could result in separation from service with the Company for cause,

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 3 - AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN

(iii) the commission of a serious criminal act (e.g., a felony of any kind or a misdemeanor involving fraud, theft, or breach of fiduciary duty), (iv) breach of a fiduciary duty, (v) intentional violation, or grossly negligent disregard of the Company’s policies, rules, or procedures, or (vi) the participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that results in a significant financial loss to the Company.

Amendments. The Board must seek stockholder approval of material amendments to the 2018 Plan as required by applicable law. The Committee may waive conditions or amend the term of Awards, or otherwise amend or suspend Awards already granted subject to certain conditions.

Term. The 2018 Plan terminates on the ten-year anniversary of its approval by the Board, but no such termination will affect any outstanding grants under the Plan.

Certain Federal Income Tax Consequences

The following discussion of certain of the U.S. federal income tax consequences of awards under the 2018 Plan is based on current U.S. federal tax laws and regulations and does not purport to be a complete discussion. This description may differ from the actual tax consequences incurred by any individual recipient of an Award. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements or court decisions. Any such change may affect the federal income tax consequences described below. The following summary of the federal income tax consequences in respect of the 2018 Plan is for general information only. Interested parties should consult their own tax advisors as to specific tax consequences, including the application and effect of foreign, state and local laws.

Non-Qualified Stock Options. The grant of a NSO does not result in taxable income to the optionee or a deduction for us at the time it is granted. Instead, an optionee exercising a NSO will generally realize taxable compensation at that time in the amount of the difference between the NSO price and the then fair market value of the shares, and income tax withholding requirements apply upon exercise (for optionees who are employees). Generally, we will be allowed a deduction for federal income tax purposes in an amount equal to the taxable compensation realized by the optionee in the year of exercise. The optionee’s tax basis in the option shares is equal to the NSO price paid for the shares plus the amount includable in income upon exercise. At sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending upon how long the shares have been held.

Incentive Stock Options. An optionee is not taxed at the time an ISO is granted. The tax consequences upon exercise and later disposition of the underlying shares generally depend upon whether the optionee was an employee of ours or our subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of the optionee’s disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the ISO.

If the optionee satisfies both the employment rule and the holding rule for income tax purposes, the optionee will not recognize income upon exercise of the ISO and we will not be allowed an income tax deduction at any time. The difference between the ISO exercise price and the amount realized upon disposition of the shares by the optionee will constitute either a long-term capital gain or a long-term capital loss.

If the optionee meets the employment rule, but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes the excess of the fair market value of the shares at the date of exercise over the ISO exercise price as ordinary income in the year of the disqualifying disposition. Upon disposition of the shares, any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the shares were held after the stock option was exercised). If the sales price on disposition of the shares is less than the fair market value on the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the ISO exercise price. In both situations, the tax deduction we are allowed will be limited to the ordinary income recognized by the optionee. Under current Internal Revenue Service (the “IRS”) guidelines, we are not required to withhold any federal income tax in the event of a disqualifying disposition. Different consequences may apply for an optionee

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL NO. 3 - AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN

subject to the alternative minimum tax.

Restricted Stock. Upon the grant of restricted stock, a participant will not recognize taxable income and we will not be allowed a tax deduction. Rather, on the date when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares on that date (less the price paid, if any, for such shares). Alternatively, a participant may file with the IRS a “section 83(b) election” no later than 30 days after the date of grant of restricted stock, as a result of which the participant will recognize taxable ordinary income at the time of the grant, generally in an amount equal to the fair market value of the shares on the date of grant, less any amount paid for the grant. The amount recognized by the participant is subject to income tax withholding requirements (for participants who are employees). At the time the participant recognizes income with respect to the restricted stock, we are generally entitled to a deduction in an equal amount. Upon the sale of any shares that are delivered to the participant pursuant to an Award, the participant will realize capital gain (or loss) measured by the difference between the amount realized and the fair market value of the shares on the date the shares were vested pursuant to the Award.

Restricted Stock Unit Awards, Performance Awards and Other Stock-Based Awards. A participant who receives a restricted stock unit award, performance award or other stock-based award which includes a performance and/or vesting requirement or other restriction that must be satisfied prior to payment will not recognize any income for federal income tax purposes at the time of the grant of such Award and we are not entitled to a deduction at that time.

When any part of a restricted stock unit award, performance award or other stock-based award is paid (in the case of cash) or delivered (in the case of shares) to the participant, the participant will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered.

Income tax withholding requirements (for participants who are employees) generally apply to amounts that are recognized as ordinary income and we generally will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of any shares that are delivered to the participant pursuant to an Award, the participant will realize either long-term or short-term capital gain (or loss), depending on how long the shares were held, equal to the difference between the amount realized and the fair market value of the shares on the date the shares were vested or delivered to the participant pursuant to the Award.

Impact of Section 409A. Section 409A of the Code generally applies to deferred compensation. Generally speaking, “deferred compensation” is compensation earned currently, the payment of which is deferred to a later taxable year, and an amount is “vested” on the date that the participant’s right to receive the amount is no longer conditioned on the participant’s performance of services or upon the occurrence of an event (such as a change in control) or the achievement of performance goals that are substantially related to the purpose of the compensation.

Stock options, restricted stock awards, restricted stock unit awards, performance share awards, and other stock-based awards available under the 2018 Plan are designed either to be exempt from the requirements of Code Section 409A or to satisfy its requirements. Vested Awards subject to Code Section 409A that fail to satisfy its requirements will subject the Award holder to immediate taxation, an interest penalty, and an additional 20% tax on the amount underlying the Award.

Limitations on Our Section 162(m) Deduction. Section 162(m) of the Code limits our deduction for compensation in excess of $1,000,000 paid during a taxable year to our Chief Executive Officer, Chief Financial Officer and our three other highest-paid executive officers, including any person who was described above for any taxable year beginning after December 31, 2016 (collectively, the “Covered Employees”). As a result of Section 162(m), we may not be entitled to a compensation deduction with respect to all or some Awards granted to Covered Employees.

Required Vote of Stockholders

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 3 is required for the approval thereof. Abstentions will have the same effect as votes “AGAINST” this Proposal. Broker non-votes will have no effect on the outcome of this Proposal.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 3 - AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN

Proxies received in response to this solicitation will be voted “FOR” the approval of the Amendment to the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan unless otherwise specified in the proxy.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT OF THE SPECTRUM PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN.

34
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

PROPOSAL 4 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board is responsible for the appointment, remuneration, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and has further directed that management submit its selection of our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Deloitte & Touche LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2019.
Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to make this selection of our independent registered public accounting firm, it believes that requesting stockholder ratification represents an important corporate governance practice. Accordingly, our stockholders are being asked to ratify, confirm and approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and our internal control over financial reporting for the fiscal year ending December 31, 2020. If our stockholders do not ratify our selection of Deloitte & Touche LLP, this selection will be reconsidered by the Audit Committee; however, since this is a non-binding vote, the Audit Committee may still retain Deloitte & Touche LLP for these fiscal year 2020 services. Conversely, if our stockholders ratify the appointment of Deloitte & Touche LLP, the Audit Committee will continue to conduct an ongoing assessment of their scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Deloitte & Touche LLP at any time.
There will be representatives from Deloitte & Touche LLP present at the Annual Meeting. They may provide a statement regarding their engagement with the Company, and will be available to answer appropriate questions from stockholders.
Required Vote of Stockholders

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 4 is required for the approval thereof. Abstentions will have the same effect as votes “AGAINST” this Proposal.
Proxies received in response to this solicitation will be voted “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 unless otherwise specified in the proxy.
Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

35
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

PROPOSAL NO. 4 – RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm Fees

The following table summarizes aggregate fees billed to us for professional services rendered by Deloitte & Touche LLP in its capacity as our principal independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018:

	Year Ended December 31,
	2019	2018
Audit Fees	$1,123,430	$1,008,500
Audit-Related Fees	112,350	48,375
Tax Fees	233,681	312,125
Total	$1,469,461	$1,369,000
The fees billed to us during or related to the fiscal years ended December 31, 2019 and 2018 consist solely of audit fees, audit-related fees, and tax fees, as follows:
Audit Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for (i) professional services rendered for the audit of our annual consolidated financial statements and our internal control over financial reporting included in our Form 10-K, and (ii) reviews of our consolidated financial statements included in our Form 10-Q filings for each fiscal quarter.
Audit-Related Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit and review of our consolidated financial statements that are not already reported in Audit Fees. These services include accounting consultations and attestation services that are not required by statute and the preparation of consents with respect to registration statements on Form S-8.
Tax Fees.
Represents the aggregate fees billed to us by our principal independent registered public accounting firm for professional services rendered for the filing of tax returns and other tax compliance matters, as well as tax advice for certain business events.
All Other Fees.
We did not incur any other fees to Deloitte & Touche LLP as our principal independent registered public accounting firm during the fiscal years ended December 31, 2019 and 2018.

Policy on Audit Committee Pre-approval of Audit and Permissible Non-audit Services of Independent Auditor
All audit and non-audit services by our independent registered public accounting firm were pre-approved by our Audit Committee. For audit services, Deloitte & Touche LLP provides the Audit Committee with an audit plan, including proposed fees in advance of the annual audit. The Audit Committee approves the plan and fees for the audit. Pursuant to its charter, the Audit Committee may establish pre-approval policies and procedures, subject to SEC and NASDAQ rules and regulations, to approve audit and non-audit services, although, it has not yet done so.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

CORPORATE GOVERNANCE AND BOARD MATTERS

This section describes key corporate governance guidelines and practices that we have adopted. These guidelines address, among other matters, the overall role of our Board, director qualification standards, director retirement and resignation policies, director independence standards, and committee structure and objectives. Complete copies of our Corporate Governance Guidelines, the charters of the committees of our Board and our Code of Business Conduct and Ethics described below may be viewed on our website at http://investor.sppirx.com/corporate-governance under “Investor Relations.” Alternatively, you can request a copy of any of these documents free of charge by writing to our Corporate Secretary, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052.

Corporate Governance

Our Board has adopted Corporate Governance Guidelines to ensure that our Board will have the necessary authority and practices in place to exercise its duties and responsibilities, to review and evaluate our business operations as needed, to make decisions that are independent of our management and to serve the best interests of the Company and our stockholders. The Corporate Governance Guidelines address matters such as the respective roles and responsibilities of the Board and management, the Board's leadership structure, director independence, the Board membership criteria, Board Committees, and Board, Board Committees and Chief Executive Officer annual evaluations.
Code of Business Conduct and Ethics

Our Board is committed to the highest legal and ethical standards in fulfilling its responsibilities. We have adopted a new code of business conduct and ethics that serves as a statement of corporate values, commitments and standards of professional conduct, both internally and externally. It articulates the behaviors expected of our Board, executive officers, and all employees on a number of topics, including workplace safety, conflicts of interest, protection of confidential information, insider trading, competition and fair dealing, human rights, environmental stewardship, emergency prevention, preparedness and response, and management accountability. Spectrum's foundation is built on strong ethical principles and values which reflect our commitment to conducting business with honesty, fairness and integrity.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

CORPORATE GOVERNANCE

Stockholder Feedback and Engagement

We value the feedback we receive from our potential investors and stockholders. During fiscal year 2019, our management team, led by the Independent Chairman of the Compensation Committee along with our Chief Financial Officer, reached out to discuss a wide variety of issues with stockholders representing an aggregate of approximately 47% of our outstanding shares. We believe that our approach to engaging openly with our stockholders on topics such as financial performance, corporate governance, executive compensation, and leadership structure drives increased corporate accountability, improves decision making, and enhances our corporate governance practices and disclosures each year.

FALL		WINTER	INVESTOR DISCUSSION POINTS
Conduct meetings between investors and management	ð	Review feedback from investors with Board and incorporate into proxy disclosures, update governance as necessary
w Financial performance, corporate governance matters and proxy related matters including: board composition, diversity and succession planning.

w Executive compensation; including fiscal year 2018 executive compensation program.

ñ		ò
SUMMER		SPRING	FISCAL 2018 AND 2019 ENHANCEMENTS
Review stockholder votes from our annual meeting and trends from proxy season		Conduct meetings between investors and management
w Updated executive compensation program, lengthening the performance unit award ("PUA") vesting period from two years to three years.

w Amended our bylaws to implement a majority voting standard.

w Rescinded our stockholder rights plan.

w Adopted a stand-alone "clawback policy" whereby executives' shares can be forfeited based on "detrimental conduct".

ñ		ò
ANNUAL STOCKHOLDER MEETING

Our Board of Directors

Our Board is responsible for overseeing the exercise of corporate power and ensuring that the Company's business and affairs are managed to meet the Company’s stated goals and objectives and that the long-term interests of the stockholders are served.
We have an Independent Chairman of the Board who is appointed annually by the independent members of the Board. The roles of Chairman and Chief Executive Officer have been separate since 2017, which we believe increases the Board’s independence from management and thus leads to better monitoring and oversight. Our Chief Executive Officer has primary responsibility for the operational leadership and strategic direction of the Company. Our Independent Chairman leads our Board’s independent oversight of management, ensures there is effective communication with our stockholders, and leads our Board’s consideration of key governance matters. Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

CORPORATE GOVERNANCE

Board Composition

Our Board believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility. This high level summary is not intended to be an exhaustive list of each of the Board members skills or contributions to the Board and is reflective of our current Board.

Key director qualifications, expertise, and attributes
Financial Experience	5 of 7
Audit Committee Financial Expertise	5 of 7
Public Company Governance/Director Certification	6 of 7
Executive Leadership	7 of 7
Business Development and M&A	5 of 7
Quality, Regulatory or Scientific/R&D	4 of 7
Legal	2 of 7
Strategic Planning	7 of 7
Drug Development	4 of 7
Sales, Marketing & Brand Management	3 of 7
Risk Management	4 of 7
Clinical Practice in Oncology	1 of 7

39
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

CORPORATE GOVERNANCE

40
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

CORPORATE GOVERNANCE

Board Independence

Our Board leadership structure supports the independence of our non-management directors. The independent directors meet in an executive session at each Board meeting, and each of the standing Board committees (discussed below) is comprised solely of and led by independent directors. In determining whether members of our Board are independent, the Board reviews a summary of our relationships with each director and other facts relevant to the analysis of whether the directors qualify as “independent directors” under the NASDAQ Listing Rules. The NASDAQ Listing Rules have objective tests and a subjective test for determining who is an "independent director." The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations, but considers all relevant facts and circumstances.
The Board has affirmatively determined that Messrs. Ashton and Cohen and Ms. Czerepak and Drs. Vacirca, Vyas, and Welles, each of whom served as members of our Board during the fiscal year ended December 31, 2019, are independent directors pursuant to the NASDAQ Listing Rules. Also, the Board has affirmatively determined that Mr. Fischer, a new director nominee, if elected at the Annual Meeting, would be an independent director pursuant to the NASDAQ Listing Rules. Mr. Turgeon does not qualify as independent because of his current employment as the Company's President and Chief Executive Officer. All members of the Audit, Compensation, Nominating and Corporate Governance and Science, Technology and Sustainability Committees are independent pursuant to the NASDAQ Listing Rules. In addition, the members of the Audit Committee are independent directors pursuant to the heightened independence criteria for members of Audit Committees set forth in SEC rules.
Comprehensive Annual Evaluation of Board Effectiveness

Each year, our Board conducts a comprehensive self-evaluation in order to assess its own effectiveness, reviews our governance practices, and identifies areas for enhancement. Our Board’s annual self-evaluation also is a key component of its director nomination process and succession planning.
The Nominating and Corporate Governance Committee (the “Nominating Committee”), in consultation with our Independent Chairman, reviews and determines the overall process, scope, and content of our Board’s annual self-evaluation process. As provided in its charter, each of our Board’s standing committees also conducts a separate self-evaluation process annually which is led by the committee chair. Our Board’s and each committee’s self-evaluation includes a review of the Corporate Governance Guidelines and its committee charter, respectively, to consider any proposed changes.
The Nominating Committee has continued to enhance the form and scope of the Board’s self-evaluation process based on director feedback, best practices, experience, and regulatory expectations.

The Nominating Committee reviews best practices annually relating to Board and committee self-evaluation processes and makes changes to the form and scope of its evaluation so that the process continues to provide the Board with an effective mechanism to evaluate the Board’s performance and effectiveness and make changes the Board determines are necessary and appropriate.
Board Meeting Attendance

Our Board met 7 times and acted by unanimous written consent 1 time during fiscal year 2019. We expect each director to attend each meeting of the Board and of the committees on which he or she serves. Our policy is that every director is expected to attend the annual meeting of our stockholders in-person. If a director is unable to attend a meeting, he or she must notify the Board and attempt to participate in the meeting by telephone, if possible. All directors have attended at least 75% of the meetings of the full Board and the meetings of committees on which he

41
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

or she served during fiscal year 2019. Our Board met in executive sessions without management 5 times during fiscal year 2019. All Board members attended the 2019 Annual Meeting of Stockholders.
Committees of the Board

Our Board has four standing committees: Audit; Compensation; Nominating and Corporate Governance; and Science, Technology and Sustainability. Each committee acts pursuant to a written charter. Copies of the Audit, Compensation, Nominating and Corporate Governance and Science, Technology and Sustainability Committee charters are posted on our website at https://www.sppirx.com/corporate-governance.html. The Board intends to reevaluate the composition of each of the committees at its meeting immediately following the Annual Meeting.
Board Committee Membership
as of December 31, 2019

Director	Audit	Compensation	Nominating and Corporate Governance	Science, Technology and Sustainability
William L. Ashton	Member		Member
Raymond W. Cohen	Member	Chair
Elizabeth A. Czerepak	Chair		Member
Joseph W. Turgeon
Jeffrey L. Vacirca		Member	Member	Chair
Dolatrai M. Vyas		Member		Member
Bernice R. Welles		Member	Chair	Member
Audit Committee.
At December 31, 2019, the Audit Committee was comprised of Messrs. Ashton and Cohen and Ms. Czerepak (Chair), each of whom satisfied the NASDAQ and SEC “independence” and other rules for Audit Committee membership. The Audit Committee held 6 meetings during fiscal year 2019. Our Board determined that Messrs. Ashton and Cohen and Ms. Czerepak were “audit committee financial experts” within the meaning of SEC rules.
The principal responsibilities of the Audit Committee include but are not limited to:

•	Duly appointing and overseeing the quality and scope of work conducted by the independent registered public accounting firm;

•	Reviewing independence qualifications and quality-control procedures of the independent registered public accounting firm;

•	Overseeing and monitoring the Company’s internal controls over financial reporting; and

•
Discussing with management and the independent registered public accounting firm, the quality of its quarterly and annual financial statements and related disclosures, prior to its filing with the SEC.

Compensation Committee.
At December 31, 2019, the Compensation Committee was comprised of Mr. Cohen (Chair) and Drs. Vacirca, Vyas and Welles. The Compensation Committee held 3 meetings during 2019 and acted by unanimous written consent 5 times during fiscal year 2019. Our Board determined that each of the members was an “independent director” within the meaning of the NASDAQ Listing Rules.
For additional information about the role and responsibilities of the Compensation Committee, see the “Compensation Discussion and Analysis — Role of Compensation Committee in Determining Executive Compensation” section of this Proxy Statement.

42
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee.
At December 31, 2019, the Nominating Committee was comprised of Drs. Welles (Chair) and Vacirca, Mr. Ashton and Ms. Czerepak. Our Board determined that each of the members was an “independent director” under the NASDAQ Listing Rules. The Nominating Committee’s responsibilities include, but are not limited to: the identification and recommendation of nominees for election as directors by the stockholders; the identification and recommendation of candidates to fill any vacancies on our Board; and the recommendation of policies and standards of corporate governance. The Nominating Committee held 3 meetings during fiscal year 2019.
The Nominating Committee considers a number of factors when reviewing potential nominees for the Board. The factors which are considered by the Nominating Committee include the following:

•	the candidate’s ability and willingness to commit adequate time to Board and committee matters;

•	the fit of the candidate’s skills and personality with those of other directors and potential directors in building and maintaining an effective and collegial Board;

•	the candidate’s personal and professional integrity, ethics and values;

•	the candidate’s experience as a corporate officer of a publicly-held company;

•	the candidate’s experience in our industry and with corporate responsibility and sustainability;

•	the candidate’s experience as a Board member of another publicly-held company;

•	whether the candidate would be “independent” under applicable standards;

•	whether the candidate has practical and seasoned business judgment; and

•	the candidate’s academic qualifications and professional credentials in an area of our operations.
The Nominating Committee has evaluated and recommended to the Board the nomination of each of the seven nominees named in this Proxy Statement for election to the Board.
For all directors, we require independence, integrity, personal and professional ethics and business judgment. Gender, race, and ethnic diversity also have been, and will continue to be, a priority for the Nominating Committee and our Board in its director nomination process. This is because the Nominating Committee and our Board believe that it is essential that the composition of our Board appropriately reflects the diversity of our Company’s team members, its customers, and the communities they serve. The Board maintains a thoughtful and deliberate refreshment process to ensure that we have the independence, diversity and deep industry expertise necessary to continue to effectively oversee the Company's business objectives. As a result of our robust evaluation and refreshment process, since 2017, we have appointed five new directors to the Board. In addition, Seth H.Z. Fischer, a new director nominee, will be standing for election at the Annual Meeting for the first time. This also best ensures the continuing success of our business through the exercise of sound judgment that diversity of experience and perspectives provides. If each director nominee is elected to the Board, after the Annual Meeting, over 70% of our Board will represent new directors being added in the past two years. The remaining 30% of the Board will represent incumbent directors, who have served as directors of the Company for an average of 4 1/2 years. Together, the composition of the entire Board is designed to provide the Company with informed continuity of leadership.
In selecting and making recommendations to the Board for director nominees, the Nominating Committee may consider suggestions from many sources, including our stockholders. Any such director nominations, together with appropriate biographical information and qualifications, should be submitted by the stockholder(s) to the Chairman of the Nominating Committee of our Board of Directors, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, following the procedures set forth in the Company’s bylaws. Director nominees submitted by stockholders are subject to the same review process as director nominees submitted from other sources, such as other Board members or senior management. No director nominations by stockholders have been received as of the filing of this Proxy Statement.

43
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

CORPORATE GOVERNANCE

In identifying, evaluating and selecting future potential director nominees for election at each annual meeting of stockholders and nominees for directors to be elected by the Board to fill vacancies and newly created directorships, the Nominating Committee engages in a selection process. In identifying potential nominees, the Nominating Committee will consider as potential director nominees candidates recommended by various sources, including any member of the Board, any of our stockholders or senior management. In appropriate circumstances, the Nominating Committee may also hire a search firm to help locate qualified candidates. Once potential nominees are identified, they are initially reviewed by the Chairman of the Nominating Committee, or in the Chairman’s absence, any other member of the Nominating Committee delegated to initially review director candidates. The reviewing member of the Nominating Committee will make an initial determination in his or her own independent business judgment as to the qualifications and fit of such director candidates based on the criteria set forth above. If the reviewing member determines that it is appropriate to proceed, the Chief Executive Officer and at least one member of the Nominating Committee will interview the prospective director candidate(s). The full Nominating Committee may interview the candidates as well. The Nominating Committee will provide informal progress updates to the Board and will meet to consider and recommend final director candidates to the entire Board. Our Board determines which candidates are nominated or elected to fill a vacancy.
In addition to other nominees standing for reelection, the Nominating Committee has recommended that Seth H.Z. Fischer be nominated for election as a director. Mr. Fischer was recommended to the Nominating Committee by Mr. Ashton, Chairman of the Board.
Science, Technology and Sustainability Committee
At December 31, 2019, the Science, Technology and Sustainability Committee (the "Science Committee") was comprised of Drs. Vacirca (Chair), Vyas and Welles. The Science Committee was formed in September 2019 by the Board. The Science Committee charter was formally adopted by the Board on December 16, 2019. The first meeting of the Science Committee did not occur until 2020. The Science Committee was created to assist the Board in monitoring the state of science and technology capabilities within the Company, the general oversight of the Company’s sustainability activities and overseeing the development of key technologies and major science and medicine-driven innovation initiatives essential to the long-term success of the Company.
The principal responsibilities of the Science Committee include but are not limited to:

•	monitor and review the overall quality, competitiveness, strategy, direction and effectiveness of the Company’s research and development;

•	serve as a resource and provide input, as needed, regarding the scientific and technological aspects of product safety matters and efficacy of the product;

•
identify and discuss new and emerging trends in pharmaceutical science, technology and regulation, and assure the Company makes well-informed choices in the investment of it research and development resources;

•	regularly review the pipeline progress;

•	assist the Company in minimizing its environmental impact through responsible practices;

•	observe the evolution of science and medicine outside the Company, for possible application within the Company;

•	assist the Board in identifying and comprehending significant emerging science and technology policy and public health issues and trends that may impact the Company’s overall business strategy; and

•	assist the Board in its oversight of the Company’s major acquisitions and business development activities as they relate to the acquisition or development of new science and technology.

Board Leadership Structure

Currently, the leadership structure of the Board is such that our Chairman and Chief Executive Officer positions are separate with Mr. Ashton, a member of the Board since February 2018, serving as the Chairman of the Board and

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

Mr. Turgeon serving as our Chief Executive Officer. The Board believes that the current structure, providing for the separation of the role of the Chairman and the Chief Executive Officer is appropriate at this time because it allocates the oversight of the business and management among the directors and the executive officers. This allows our Chief Executive Officer to focus on the proper functioning of daily business operations, and our Chairman to focus on the appropriate oversight of management’s business execution and the effective governance of the Board. While the Board believes the current structure provides the most effective leadership for the Company, the Board will continue to assess this structure to best serve the interests of the Company and its stockholders.
Risk Oversight

Management is responsible for identifying our risk exposures and communicating such exposures to our Board. The Board is responsible for implementing our risk oversight responsibilities. The Board does not have a standing risk management committee, but administers this function directly, as well as through committees of the Board. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management its accounting policies, financial reporting processes, disclosure controls and procedures, and internal controls over financial reporting. The Nominating Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate governance principles and practices and by considering risks related to our director nominee evaluation process. The Compensation Committee assists the Board in its risk oversight function by overseeing compliance with our executive compensation programs and considering risks relating to the design of our executive compensation programs and arrangements. The Science, Technology and Sustainability Committee assists the Board in its risk oversight function by monitoring the state of science and technology capabilities within the Company and the general oversight of the Company's sustainability activities. In addition, our compliance officer monitors our corporate compliance program and our compliance with applicable laws, rules and regulations and provides reports to our Board with respect to compliance matters and any related issues. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s effectiveness in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Communications with the Board

Stockholders who wish to contact members of our Board may send email correspondence to: ir@sppirx.com. If stockholders would like to write to the Board, they may also send written correspondence to the following address: Board of Directors, c/o Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052. Stockholders should provide proof of share ownership with their correspondence. It is suggested that stockholders also include contact information. All stockholder communications will be received and processed by the Investor Relations Office, and then directed to the appropriate member(s) of the Board. In general, correspondence relating to accounting, internal accounting controls or auditing matters will be referred to the chairperson of the Audit Committee, with a copy to the Nominating and Corporate Governance Committee. All other correspondence that is directed to the Board generally will be referred to the chairperson of the Nominating and Corporate Governance Committee. To the extent correspondence is addressed to a specific director or requires a specific director’s attention, it will be directed to that director.
Stock Ownership Policy

We adopted a Stock Ownership Policy that applies to our Chief Executive Officer and our non-employee directors to further align the interests of such individuals with those of our stockholders. Under the policy, the Chief Executive Officer and non-employee directors must hold and maintain, directly or indirectly (including through equity incentive plans), shares of our common stock (including vested “in-the-money” options) equivalent to at least five times his or her annual base cash salary or three times the annual cash Board retainer fee (excluding any additional fees paid

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

for committee assignments and service as the lead director or committee chair, if any), as applicable. The current Chief Executive Officer and non-employee directors have five years from the effective date of the policy or five years from the date on which he or she was first appointed or elected, as the case may be, to reach the required ownership level. Furthermore, within one year of his or her initial appointment or election, each such person must own and maintain some shares of our capital stock. Individuals who do not hold the required number of shares will be required to hold all shares received as an equity grant, net of shares sold or withheld to pay the exercise price of stock options or to pay withholding taxes. A copy of the Stock Ownership Policy is posted on our website at www.sppirx.com/corporate-governance.html.
Anti-Hedging Policy

We have adopted an anti-hedging policy that prohibits any of our or our subsidiaries’ directors, officers or other employees from, at any time, directly or indirectly, engaging in any kind of hedging transaction that could reduce or limit such person’s holdings, ownership or interest in or to any of our shares of common stock or other securities, including without limitation outstanding stock options, deferred share units, restricted share units, or other compensation awards the value of which are derived from, referenced to or based on the value or market price of our securities. Prohibited transactions include the purchase by a director, officer or other employee of financial instruments, including, without limitation, prepaid variable forward contracts, instruments for short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds, that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any of our securities. A copy of the anti-hedging policy is posted on our website at www.sppirx.com/corporate-governance.html.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

CORPORATE GOVERNANCE

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of our Board is responsible for assisting our Board in fulfilling its oversight responsibilities regarding our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. The Audit Committee operates pursuant to a written charter, a copy of which is posted on our website at www.sppirx.com/corporate-governance.html. The Audit Committee met six times during fiscal 2019. All members of the Audit Committee are non-employee directors and satisfy the current NASDAQ Listing Rules and SEC requirements with respect to independence, financial literacy and experience.
Our management has the primary responsibility for our consolidated financial statements as well as our financial reporting process, accounting principles and internal controls. Deloitte & Touche LLP, our independent registered public accounting firm in 2019, is responsible for performing an audit of our consolidated financial statements and internal control over financial reporting, and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and the effectiveness of our internal control over financial reporting.
In this context, the Audit Committee has reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2019 with our management and our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (Rule 3526) regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, the Audit Committee has recommended to our Board the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
Elizabeth A. Czerepak, Chair
William L. Ashton
Raymond W. Cohen

The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Our Compensation Committee (the "Committee") is responsible for establishing our company-wide compensation philosophy and practices, for determining the compensation for our five “named executive officers” listed in the compensation tables of this Proxy Statement and for approving the compensation for certain other senior employees, based on the recommendations of our President and Chief Executive Officer.
Our pay-for-performance compensation philosophy is intended to:

•	Attract, retain, and motivate the most qualified of professionals;

•	Reward achievement; and

•	Align interests with stockholders.
Our Board's pre-established annual performance operational and financial objectives are directly related to the advancement of our longer-term strategic plan. The Committee believes the compensation packages of our named executive officers properly aligns their interests with those of our stockholders and represents our pay-for-performance philosophy.
Since a very significant portion of each executive’s total compensation is purposefully variable or “at-risk,” the key elements of executive compensation include (i) base salary (providing a minimum market-based income level), (ii) annual cash bonus (tied to the achievement of our stated annual goals), and (iii) annual equity award grants (that vest over multiple years and are directly correlated to total stockholder return by increasing or decreasing in value as our stock price fluctuates).
Key Topics Covered in our Compensation Discussion and Analysis:

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

For the fiscal year ended December 31, 2019, the Committee, determined that our named executive officers were as follows:

Name	Title
Joseph W. Turgeon	President and Chief Executive Officer (Principal Executive Officer)
Kurt A. Gustafson	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Francois J. Lebel, M.D.	Executive Vice President and Chief Medical Officer
Keith M. McGahan	Executive Vice President, Chief Legal Officer and Corporate Secretary
Thomas J. Riga	Executive Vice President, Chief Operating Officer and Chief Commercial Officer

Compensation Governance Best Practices

Overview
Our Committee establishes the design of our executive compensation program. Considering Mr. Turgeon’s recommendations (excluding himself), our Committee also approves the target compensation (base salaries, target cash incentives, and equity incentive compensation) for our named executive officers. Considering the recommendation of the Compensation Committee, the independent members of our Board approve Mr. Turgeon’s base salary, target cash incentive, and equity incentive compensation.
Stockholder Feedback

Our Board and Committee deeply value the continued interest and feedback from our stockholders of our executive compensation program. We remain committed to maintaining this active dialogue to ensure their perspectives are thoughtfully considered. We carefully consider both the level of voting support from our stockholders on our say-on-pay vote, as well as comments from stockholders, when evaluating our executive compensation program. At the 2019 Annual Meeting, 94.7% of the votes cast supported our advisory resolution on the compensation of our named executive officers or the say-on-pay vote. During fiscal year 2019, our management team, led by the Independent Chairman of the Compensation Committee along with our Chief Financial Officer, reached out to discuss a wide variety of issues with stockholders representing an aggregate of approximately 47% of our outstanding shares.

Stockholder Engagement
94.7% fiscal year 2018 say-on-pay vote
Reached out to stockholders owning approximately 47% of shares

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

Clawback Policies

Accountability is a fundamental value at Spectrum.  To reinforce this value through our executive compensation program, executive’s incentive compensation is subject to our clawback policy and the clawback provision set forth in the Plan Amendment.  Pursuant to these policies, executives’ incentive compensation is subject to recoupment in the event of an accounting restatement of the Company’s financial statements resulting from material noncompliance with financial reporting requirements under the federal securities laws, and the Board is empowered to recover equity incentive compensation (including gains from equity awards) for serious misconduct or unethical behavior, including any of the following acts (i) any violation of a restrictive covenant agreement (e.g., non-disclosure, non-solicitation, etc.); (ii) any conduct that could result in separation from service with the Company for cause; (iii) the commission of a serious criminal act (e.g., a felony of any kind or a misdemeanor involving fraud, theft, or breach of fiduciary duty); (iv) breach of a fiduciary duty; (v) intentional violation, or grossly negligent disregard of the Company’s policies, rules, or procedures; or (vi) the participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that results in a significant financial loss to the Company.
Governance Standards
We maintain strong governance standards with respect to our executive compensation programs. Our practices include the following:

	Practices We Use		Practices We Don’t Use
✓ ✓
Independent Compensation Consultant.
The Committee engages an independent compensation consultant.

Annual Compensation Risk Assessment. We perform an annual compensation risk assessment to identify any elements of compensation that carry elevated levels of risk.

Risk Management. We prohibit short sales, transactions in derivatives of Spectrum securities, including hedging transactions, and pledging of Spectrum shares.

Stock Ownership Guidelines. We maintain a stock ownership requirement for our Chief Executive Officer and non-employee directors.

Annual Peer Group Review. We evaluate our peer group annually for purposes of our executive compensation review.

Clawback Policy. Our Board has adopted a stand-alone clawback policy that requires repayment to Spectrum of certain compensation that may be paid in the event of certain acts of misconduct.

Engage on Executive Compensation Matters. We engage our stockholders in open dialogue regarding our compensation program and the Committee considers the results of the say-on-pay vote when designing our compensation program.
w w
No Excessive Perquisites. We provide only limited perquisites to our executive officers that are intended to facilitate them in the performance of their duties.

No In-the-Money Options. We do not grant options with an exercise price less than the fair market value of our common stock on the date of grant.

No Guaranteed Bonuses. Our executive officers’ bonuses are performance-based and 100% at risk.

No Repricing. No repricing or exchange of underwater options without stockholder approval.

✓		w
✓ ✓		w
✓
✓

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

The Committee’s executive compensation philosophy in fiscal year 2019 remained focused on attracting, motivating, and retaining the most qualified professionals. This enables us to achieve our strategic objectives within the increasingly competitive sector in which we operate. Accordingly, the Committee seeks to design executive compensation packages that encourage exceptionally talented candidates to join our company and stay with us, rather than move to other life sciences companies that may be better known and have deeper resources.
Our variable compensation in particular is a key pillar towards aligning our longer-term business objectives with that of our executives' ongoing performance; and with their continued achievements, we believe should result in meaningful stockholder returns.

Compensation Objectives
When reviewing and approving our executive compensation program, the Committee is guided by the following five compensation objectives:

Attract the Right Executives
Attract exceptional and accomplished executives with the relevant experience and skills required to direct our strategic objectives.
Motivate the Right Executives
Provide a total compensation package that is highly competitive within the life sciences industry and, more specifically, as compared to a like-situated peer group of companies.
Pay for Performance
Condition a portion of an executive’s compensation on the achievement of Company and individual performance targets.
Align the Long-Term Interests of Executives and Stockholders
Include as a portion of total compensation grants of restricted stock awards, stock options and performance-based units that are tied to relative total stockholder return, in order to more directly align the long-term interests of our executive officers with those of our stockholders.

Retain the Right Executives
Provide for time-based vesting of restricted stock and stock option awards to encourage our executive officers to remain with us over time.
Quantitative and Qualitative Performance Indicators
The Committee considers quantitative financial metrics, as well as qualitative indicators of Company and individual performance in determining the level and structure of compensation for each of the named executive officers. Quantitative metrics are determined annually based upon our goals and objectives and may include, among other things, (i) completion of the acquisition of commercial or clinical-phase drugs at an advantageous cost structure, (ii) advancement of product candidates through clinical trials, and (iii) obtaining regulatory approvals in the U.S. and abroad. Qualitative factors are intended to identify and reward achievements that the Committee believes are preparatory steps in our achievement of meaningful growth and may include, among other things, (i) maintaining employee engagement, (ii) maintaining effective corporate governance, including making adjustments in response to stockholder feedback, and (iii) fostering a high-performance culture throughout the organization.
The Committee believes that our success depends on these performance indicators. As a result, the Committee seeks to ensure that the compensation of our named executive officers is aligned with the achievement of each.    The specific performance indicators for purposes of compensation paid in fiscal year 2019 are discussed below. For additional information, see “Compensation Discussion and Analysis - Key Elements of Executive Compensation - Annual Cash Bonuses.”

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Principal Compensation Elements
In furtherance of the Committee’s compensation philosophy, the Committee believes that using a combination of three principal compensation elements –base salary, annual cash bonus, and equity incentive awards – appropriately delivers on our executive compensation objectives. The Committee also uses other compensation elements, including standard benefits and perquisites, as well as change of control benefits for certain executives, which it views as necessary components of a competitive program.
Mix of Compensation Elements
In assessing the “total compensation” opportunity for each named executive officer, and determining the value with respect to each compensation element, the Committee generally seeks to weight the compensation mix heavily towards performance-based compensation (annual cash bonuses and equity awards), which we refer to as “at-risk” compensation, and seeks to limit the level of “guaranteed” compensation, such as cash compensation (base salary, benefits, and perquisites). In doing so, the Committee is mindful of the appropriate mix between guaranteed pay and at-risk pay to mitigate the potential for excessive risk taking.
The Committee also strives to provide a significant proportion of the total compensation opportunity in the form of non-cash (such as restricted stock, stock options and performance-based restricted stock units) rather than cash components. The Committee does so to allow the named executive officers to be financially rewarded for exceptional Company performance to further align the interests of the named executive officers with those of our stockholders.
However, the Committee has not established any formal policies for allocating between at-risk and guaranteed compensation, or cash and non-cash compensation. For additional information, see “Compensation Discussion and Analysis — Key Elements of Executive Compensation.”
Governance of Executive Compensation Program

Role of Compensation Committee in Determining Executive Compensation
The Committee was appointed by the Board and consists entirely of "independent directors" under the applicable NASDAQ Listing Rules. In the opinion of the Board, these directors are free from any relationship that would interfere with the exercise of their independent judgment in serving as a member of the Committee.
The Committee is responsible for, among other things:

® reviewing and approving the compensation of our named executive officers	® reviewing and approving offer letters, employment agreements, severance agreements, change of control agreements and other similar compensatory arrangements with our named executive officers

®    approving individual and Company performance targets that relate to the payment of annual cash bonuses and the grant of equity awards, assessing achievement with respect to the targets, and approving the payments or grants made to our named executive officers

® reviewing and discussing the Compensation Discussion and Analysis section of our annual proxy statement with management, including the related executive compensation information, and determining whether to recommend to the Board that such section be included in this Proxy Statement

®  administering our cash incentive plans, equity incentive plans, profit sharing plans, deferred compensation plans and similar programs (if any), and approving awards under such plans to our named executive officers
® preparing and approving the Report of the Compensation Committee for inclusion in this Proxy Statement
A secondary committee of one or more directors (including, but not limited to the Chief Executive Officer) may be appointed by either the Committee or the Board to have separate but concurrent authority with the Committee to grant cash incentive awards or equity incentive awards under the Company’s incentive plans to all eligible employees (other than directors and executive officers). The secondary committee shall regularly report to the Committee the

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

grants so made; provided further, however, that any such grants are consistent with parameters approved in advance by the Committee or the Board; provided further, however, that a summary of all grants whether by the Committee or a secondary committee shall be reported to the Board.
In performing its duties, the Committee, in its discretion, may retain or replace any independent counsel, compensation consultants or other outside expert or advisor that the Committee believes necessary or advisable, and the Committee has the sole authority to approve the compensation of such persons. The Committee held three in-person meetings during 2019 and acted by unanimous written consent five times.
Role of Executive Officers in Determining Executive Compensation
While our Chief Executive Officer discusses his compensation recommendations for other named executive officers with the Committee, he does not participate in any Committee deliberation or determination with respect to his own compensation. The determination of the amount of compensation paid to the Chief Executive Officer is made solely by the Committee or the full Board.
The Committee considers recommendations of our Chief Executive Officer when assessing individual performance of the other named executive officers. However, the determination of the amount of any cash or equity incentive awards payable to the other named executive officers is made by the Committee or the full Board. The other named executive officers and other senior management personnel are not present at meetings of the Committee and do not participate in its discussions regarding executive compensation decisions.
Peer Group Companies

Compensation Consultant and 2019 Peer Group Data
The Committee compares each executive officer’s base salary, annual cash bonuses, annual and long-term equity incentive awards to amounts paid to individuals acting in similar positions at peer group companies. The Committee reviews the composition of our peer group each year in conjunction with setting executive compensation. As part of such reviews, the Committee considers specific criteria and recommendations regarding companies to add or remove from the peer group.
Peer Group Companies and Committee Analysis
2019 Peer Group
As part of this process for determining appropriate 2019 compensation packages to our named executive officers, the Committee approved the below 25 publicly traded pharmaceutical companies which we refer to as our “2019 Peer Group” for benchmarking, as further discussed below. When approving the 2019 Peer Group, the Compensation Committee focused on selecting a comparable sized, industry-affiliated, peer group of companies operating within the biotechnology or pharmaceutical industries.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

ACADIA Pharmaceuticals Inc.	Momenta Pharmaceuticals Inc.
Aerie Pharmaceuticals, Inc.	Omeros Corporation
Amicus Therapeutics, Inc.	Pacira BioSciences, Inc.
Clovis Oncology, Inc.	PTC Therapeutics,Inc.
Corcept Therapeutics Incorporated	Repligen Corporation
Eagle Pharmaceuticals, Inc.	Retrophin, Inc.
Genomic Health Inc.	Spark Therapeutics, Inc.
Halozyme Therapeutics, Inc.	Supernus Pharmaceuticals, Inc.
Heron Therapeutics, Inc.	Tesaro, Inc.
Intercept Pharmaceuticals, Inc.	The Medicines Company
Ironwood Pharmaceuticals Inc.	Theravance Biopharma, Inc.
Lexicon Pharmaceuticals, Inc.	Vanda Pharmaceuticals Inc.
Luminex Corp
Committee Analysis of Compensation Consultant Report

On a periodic basis, we complete an executive compensation study that begins with a list of biotechnology or pharmaceutical companies that are generally similar to ours, based upon a number of metrics, including revenue, market capitalization, number of employees, industry focus, and competition for executive talent.

In November 2018, the Committee engaged with two independent executive compensation firms, Radford and Equilar (the "Compensation Consultants"), to conduct an updated review of our executive compensation program for the fiscal year 2019, which included an evaluation of our peer group companies and a complete analysis of our executive compensation program in relation to our peer group companies. As part of this process for determining appropriate compensation packages to our named executive officers for fiscal year 2019, the Compensation Consultants carefully examined both the individual comparison metrics and our proposed peer group companies to ensure alignment with our current size and profile.

The Compensation Consultants' report was issued in December 2018. It was specifically used by the Committee to review and understand the level of total compensation of the executives serving the 2019 Peer Group companies versus our named executive officers, including the mix of base salaries, annual cash bonuses, annual and long-term equity incentive awards, and other benefits and perquisites.

The Committee concluded that our compensation program for fiscal year 2019 is competitive and appropriate and our named executive officers have an optimal mix of guaranteed and at-risk pay in light of competitive pay practices of our 2019 Peer Group and our fiscal year 2018 business performance.
Key Elements of Executive Compensation

The principal elements of compensation for our named executive officers include:

®	Base Salary

®	Annual Cash Bonus

®	Equity Incentive Awards

®	Benefits and Perquisites

®	Payments upon Termination of Employment or Change in Control

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

We believe our “pay for performance” philosophy attracts, retains, and motivates our named executive officers and fully aligns each with our current year goals and longer-term strategic objectives, all in service to the maximization of stockholder value.
Base Salary
We provide base salaries to attract and retain our named executives with a base level of income that is competitive within our peer group and is commensurate with their respective titles, skills, levels of responsibility, and contributions to our company.
The base salaries of our named executive officers are established as part of an annual compensation review undertaken by the Committee in comparison to peer companies. These salaries are intended to reflect the scope of each executive’s responsibilities, as well as their qualifications, breadth of experience, functional expertise, recent individual performance, impact on our results and overall performance.
In January 2019, the Committee approved the 2019 base salaries for each of our named executive officers, presented below in comparison with fiscal year 2018. These adjustments were consistent with market trends and practice and our review of the compensation levels among our 2019 Peer Group.

	Base Salary
Executive	2018	2019
Joseph W. Turgeon	$750,000	$750,000
Kurt A. Gustafson	$525,000	$540,000
Francois J. Lebel, M.D.	$480,000*	$520,000
Keith M. McGahan	$470,000	$500,000
Thomas J. Riga	$500,000	$550,000
*Dr. Lebel joined our Company in November 2018. This amount is presented for comparative purposes only, as we determined him to be a named executive officer in 2019.
Annual Cash Bonuses
As discussed above, the Committee believes it is necessary for a meaningful portion of the total compensation potential of our named executive officers in the form of cash bonuses to be dependent on (1) the achievement of specified quantitative and qualitative Company performance targets and (2) their individual performance levels towards these goals.
The fiscal year 2019 target bonus opportunity for each named executive officer was set at the same percentage of salary as in fiscal year 2018 and is consistent with market trends and practices and our 2019 Peer Group’s bonus practices, as summarized below:

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Target
Executive	2018	2019
Joseph W. Turgeon	70% of base salary	70% of base salary
Kurt A. Gustafson	50% of base salary	50% of base salary
Francois J. Lebel, M.D.	50% of base salary	50% of base salary
Keith M. McGahan	50% of base salary	50% of base salary
Thomas J. Riga	50% of base salary	60% of base salary
The bonus amounts for our fiscal year 2019 business achievements was determined by the Committee in January 2020, based on an assessment of the following objectives: (i) clinical development of poziotinib; (ii) commercial supply readiness for ROLONTIS®; (iii) expansion of our drug product pipeline through in-license transactions and new clinical studies; (iv) completion of the divestiture of our legacy commercialized drug marketing rights; and (v) meeting certain other financial and compliance program goals.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

The Committee determined that substantially all of these goals were met on a weighted-basis, resulting in 95% achievement, as summarized in the tables below:

2019 Key Strategic Goals (100% maximum achievement)	Overall 95% Achieved on a Weighted Basis

✓ Poziotinib Development Goals:	All Achieved:
  w Generate top-line results for EGFR 2L cohort

  w HER2 2L cohort enrollment completion

  w Enroll 70 patients in the first-line Exon 20 cohorts

  w Basket trial first patient enrolled

  w Initiate PK or bridging study in Japan

✓  Achieved; we generated top-line results for this cohort in December 2019.

✓  Achieved; we completed this enrollment in May 2019.

✓  Achieved; we enrolled these patients by October 2019.

✓   Achieved; we enrolled our first patient in this trial in December 2019.

✓   Achieved; we initiated this study in October 2019.

✓ ROLONTIS® Regulatory Approval Advancement and Supply Goals:	Mixed achievement:
w ROLONTIS® Biologics License Application accepted for review by the FDA w Commercial supply build to a goal syringe level w Initiate same-day dosing feasibility study	✓ Achieved; the ROLONTIS® Biologics License Application was accepted in December 2019. ✓ Not fully achieved to extent of production goal. ✓ Achieved; we initiated this study in March 2019.
✓ Business Development and Other Corporate Goals:	Mixed achievement:
w  Expansion of pipeline with one new asset in 2019

w Complete divestiture of legacy commercialized assets

w Certain financial and liquidity goals

w Compliance program trainings

w    Other clinical expansion goals

✓ Achieved; we licensed the FIT drug delivery platform and two early-stage drugs in April 2019.

✓     Achieved; we completed the sale of our commercial product portfolio in March 2019.

✓     Partially Achieved; we ended December 31, 2019 with $224 million in cash and equivalents.

✓   Achieved; all enhanced compliance program initiatives were completed by our employees in 2019.

 ✓ Achieved; we met our objective of expanding pozitionib for potential use within a new subset of NSCLC patients.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

As a result of the mixed achievement of the goals described above and certain individual performance levels of our executives, the Committee authorized a 2019 annual cash bonus (paid in January 2020) for our named executive officers in the amounts set forth in the table below:

Name	2019 Target Cash Bonus (as a Percentage of 2019 Base Salary)	2019 Actual Cash Bonus
Joseph W. Turgeon	$525,000 (70%)	$498,750
Kurt A. Gustafson	$270,000 (50%)	$256,500
Francois J. Lebel, M.D.	$260,000 (50%)	$247,000
Keith M. McGahan	$250,000 (50%)	$237,500
Thomas J. Riga	$330,000 (60%)	$313,500
Equity Incentive Awards
In furtherance of the Committee’s compensation philosophy, the Committee believes it is important to provide a significant portion of the named executive officers’ total compensation opportunity through the grant of equity incentive awards. Furthermore, the Committee believes granting equity incentive awards that vest over time encourage executives to remain with us. In order to accomplish these objectives, the Committee has historically granted the named executive officers a combination of options and restricted stock each year.
Following engagement with our stockholders in fiscal years 2018 and 2019 regarding our executive compensation program, at the recommendation of the Compensation Consultants, the Committee revised its long-term equity incentive compensation program to include the grant of performance-based units. Under the terms of the revised program:

®	Award sizes are determined annually based on competitive benchmarking data;

®
Approximately one-third of the target annual grant value is in the form of performance-based units (the “TSR Performance-Based Units”) tied to our relative total stockholder return (“TSR”) performance, approximately one-third of the value is in stock options which will vest over time, and approximately one-third of the value is in restricted stock which will vest over time;

®	The addition of a “clawback” provision whereby shares can be forfeited based on “detrimental conduct;” and

®	The number of the TSR Performance Based Units earned are tied to the Company’s TSR as compared to the TSR of the peer group measured over a three-year performance period beginning in 2019.
Additional information on the fiscal year 2019 grants can be found under the “Grants of Plan-Based Awards in 2019” table later in this Proxy Statement.
Stock Options. As noted, approximately one-third of the equity award value for fiscal year 2019 was made in the form of stock options granted under the 2018 Long-Term Incentive Plan (the “Plan"), which was previously approved by our Board and stockholders. In accordance with the terms of the Plan, the exercise price of stock options granted pursuant to the Plan is set at the closing price of our common stock on the date immediately prior to the date of grant. We believe that stock options are an important element of total named executive officer compensation principally because stock options:

®
Are consistent with our philosophy of aligning the interests of our named executive officers with those of our stockholders, because value is created for the executives only if the share price of our common stock increases during the stock option term, which in turn leads to increased stockholder value; and

®	Help to retain executives through the use of time-based vesting over several years.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

Restricted Stock. As noted, approximately one-third of the equity award value for 2019 was made in the form of time-vesting restricted stock granted under the Plans. We believe restricted stock is an important element of total named executive officer compensation because restricted stock:

®	Results in immediate value to the recipients while still providing incentive to maximize the value of our stock; and

®	Helps to retain executives through the use of time-based vesting provisions that provide for vesting over several years.
Performance-Based Units. As noted, approximately one-third of the equity award value for 2019 was made in the form of performance-based restricted stock units granted under the Plan. We believe that performance-based units are an important element of total named executive officer compensation because they provide equity incentives linked to our performance rather than being based solely on continued employment. The principal terms of such performance-based units include:

®
The number of TSR Performance-Based Units earned will be tied to our TSR as compared to the TSR of the peer group measured over a three-year performance period (January 1, 2019-December 31, 2021). To earn at least the target number of TSR Performance-Based Units, our relative TSR ranking for the three-year performance period must be at or above the 50th percentile of the peer group. If our relative TSR ranking is below the 30th percentile of the peer group, no TSR Performance-Based Units will be earned. If our relative TSR ranking is at the 30th percentile of the peer group, then 25% of the target number of TSR Performance-Based Units will be earned. If our relative TSR ranking is at or above the 80th percentile of the peer group, a maximum of 200% of the target number of TSR Performance-Based Units will be earned. For relative TSRs between the 30th percentile and the 50th percentile, or between the 50th percentile and the 80th percentile, the number of TSR Performance-Based Units earned will be determined by means of linear interpolation.

®	TSR Performance-Based Units tied to our relative TSR performance are potentially earned following the end of the three-year performance period.

®
If a Change in Control (as defined in the Plan) occurs prior to the end of the three-year performance period, and the TSR Performance-Based Units are not assumed by the acquirer, they will become immediately vested based on our actual TSR ranking as compared to the peer group for the shortened performance period. Further, in the case of our Chief Executive Officer, if, prior to the end of the three-year performance period, he is terminated by us without Cause, terminates his employment for Good Reason or is terminated for death or Disability (as such terms are defined in his employment agreement), then the greater of (i) the target number of TSR Performance-Based Units and (ii) the number of TSR Performance-Based Units that would otherwise have vested for the shortened performance period based on our actual TSR ranking as compared to the peer group during such period, will become immediately vested.

Benefits and Perquisites
The named executive officers are eligible to receive benefits that are generally available to each of our full-time employees, including health insurance, long-term disability insurance, life insurance and vacation pay. As with other employees, the named executive officers are required to make contributions to us to offset a portion of the cost of certain benefit plans.
We also maintain a 401(k) Plan and an Amended and Restated Employee Stock Purchase Plan (“ESPP”), each of which are generally available to all employees. The 401(k) Plan provides matching employee contributions in shares of our common stock up to applicable limits. The ESPP was amended in September 2018 so that it did not terminate on the ten-year anniversary of its approval by the stockholders of the Company. The ESPP provides employees with the opportunity to purchase our common stock through accumulated payroll deductions, at a 15% discount to the lesser of (i) the market price of the stock at the beginning of the designated period, and (ii) the market price of the stock at the end of the period. These plans are designed to encourage employees to save for retirement and to encourage ownership of shares of our common stock. We believe they provide an additional incentive for our employees to contribute towards our continued success and align the interests of our employees with those of our stockholders.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In addition, our Board approved the Nonqualified Deferred Compensation Plan in 2011. The Nonqualified Deferred Compensation Plan is administered by the Committee and is intended to be an unfunded plan. The Nonqualified Deferred Compensation Plan is maintained primarily to provide deferred compensation benefits for a select group of our employees, including our named executive officers. Under the Nonqualified Deferred Compensation Plan, we provide participants with the opportunity to make annual elections to defer up to a specified amount or percentage of their eligible cash compensation, as established by the Committee (in 2019, eligible participants could defer up to 75% of base salary and up to 100% of bonus). In addition, we have the option, but not the obligation, to make discretionary or matching cash contributions to employees under the Nonqualified Deferred Compensation Plan. During 2019, we matched each participant’s contributions to the Nonqualified Deferred Compensation Plan up to 10% of the participant’s eligible compensation. For additional information, see “Nonqualified Deferred Compensation Plan” later in this Proxy Statement.
Impact of Accounting and Tax Considerations on Compensation
Equity-Based Compensation. The fair value of equity-based compensation, which includes options, restricted shares and performance-based units, is measured in accordance with authoritative accounting guidance. We measure compensation cost for all equity-based awards at fair value on the date of grant and recognize compensation expense over the service period over which the awards are expected to vest.
Section 162(m). Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one named executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our named executive officers generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the named executive officers, the Committee will – consistent with its past practice – design compensation programs that are intended to be in the best long-term interests of Spectrum and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.
Section 280G and Section 4999. Sections 280G and 4999 of the Code relate to the loss of a corporate deduction and a 20% excise tax that may be applied to a payment made to an executive as a result of a change in control if the payment equals or exceeds three times the executive’s base earnings (as defined by the applicable section).

60
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

Risk Assessment of Compensation Policies and Practices

The Committee has considered the concept of risk as it relates to our executive compensation program. The Committee believes that, for the reasons set forth below, although the majority of compensation provided to our named executive officers is at-risk, our executive compensation programs do not encourage excessive risk taking and encourage our executive officers to remain focused on appropriate short-term and long-term financial and strategic goals that are tied to the creation of long-term value for our stockholders.

®     Our executive compensation program consists of an appropriate mix of guaranteed pay (salary, benefits and perquisites) and at-risk pay (annual cash bonuses and equity incentive awards) and the Committee reviews this mix annually. The guaranteed portion is designed to provide a minimum compensation base that is necessary to attract and retain executives, as well as to provide meaningful income to the executives regardless of stock price performance so that executives do not feel pressured to focus exclusively on stock price performance and other financial performance targets to the detriment of other important business metrics.

®     Our program establishes appropriate financial and strategic performance goals that are designed to advance our business objectives and encourage the creation of long-term value for our stockholders (as opposed to just short-term increases in our stock price). These performance goals reflect a mix of Company financial and strategic goals, and individual performance goals, so as not to place too much emphasis on any particular type of objective at the expense of others.

®   Our program encourages executive retention through both time-based and performance-based vesting provisions of our equity incentive awards. Our restricted stock and stock option equity awards generally vest over three or four years after their initial grant. Our performance-based unit awards vest based upon a measurement of our relative total stockholder return over a three-year measurement period.

®      A significant portion of our equity incentive awards are granted in the form of stock options and performance-based units, which are only valuable if our stock price increases over time. This serves to align the interests of our executives with those of our stockholders.

® The Committee retains ultimate oversight over the compensation of our named executive officers and maintains the ability to use discretion where appropriate.

® Our internal controls and procedures, as well as our codes of conduct and ethics, also help mitigate risks associated with our executive compensation program.

Based on these considerations, the Committee has concluded that any risks arising from our executive compensation program are not reasonably likely to have a material adverse effect on us and do not encourage or place incentives on excessive or inappropriate risk-taking by our named executive officers or other employees.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Tables

Summary Compensation Table
The following table sets forth summary information concerning the compensation we paid (or accrued) during fiscal years 2019, 2018, and 2017 to the named executive officers. The amounts reflected in the columns entitled “Stock Awards” and “Option Awards” are estimated values as of the date of grant based on the applicable SEC rules, do not represent any cash payments or proceeds actually received by the named executive officers, and may be materially different from the amounts ultimately realized by the named executive officers upon the vesting and sale of the underlying shares.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Joseph W. Turgeon	2019	750,000	498,750	3,001,500	1,299,032	147,950	5,697,232
President and Chief	2018	750,000	525,000	1,856,172	1,484,650	106,405	4,722,227
Executive Officer	2017	600,000	342,000	879,330	456,590	72,465	2,350,385
Kurt A. Gustafson	2019	540,000	256,500	1,600,800	584,564	140,956	3,122,820
Executive Vice President	2018	525,000	262,000	928,110	742,325	129,938	2,587,373
and Chief Financial Officer	2017	500,000	237,500	661,213	343,300	124,965	1,866,978
Francois J. Lebel, M.D.(7)	2019	520,000	247,000	1,178,073	634,661	87,039	2,666,773
Executive Vice President
and Chief Medical Officer
Keith M. McGahan(8)	2019	500,000	237,500	1,600,800	584,564	85,777	3,008,641
Executive Vice President,	2018	470,000	235,000	2,756,830	1,569,812	49,008	5,080,650
Chief Legal Officer and
Corporate Secretary
Thomas J. Riga	2019	550,000	313,500	2,001,000	811,895	141,566	3,817,961
Executive Vice President,	2018	500,000	250,000	2,932,850	1,484,650	131,788	5,299,288
Chief Operating Officer and	2017	420,000	275,000	180,900	92,761	117,473	1,086,134
Chief Commercial Officer

(1)	The positions are those in effect as of the date of filing this Proxy Statement.

(2)	The amounts in this column reflect the base salary for each year.

(3)
The amounts in this column for 2019 reflect the annual cash bonuses paid in January 2020 with respect to 2019 achievements. For additional information, see “Compensation Discussion and Analysis — Key Elements of Executive Compensation — Annual Cash Bonuses.”

(4)
The amounts in this column reflect the aggregate grant date fair value of the awards granted in each respective year in accordance with FASB ASC Topic 718. For fair value assumptions refer to Note 6 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 2, 2020.

In January 2018, the Committee approved a grant of PUAs, in the form of restricted stock units, to Messrs. Turgeon, Riga, Gustafson and to Mr. McGahan in June 2018 covering the two-year performance period from January 1, 2018 to December 31, 2019. The PUAs were valued under a Monte-Carlo simulation model. The Committee determined in January 2020 that the performance targets were not achieved at the end of the two-year period. Accordingly, these units expired worthless. As required by SEC rules, these amounts are included as compensation in 2018 even though they have been forfeited due to the SEC rules requiring disclosure based on the awards' grant date fair value. For additional information, see “Compensation Discussion and Analysis — Key Elements of Executive Compensation — Equity Incentive Awards.”

(5)
2019 amounts reflect: automobile allowances of $13,800 paid to each of Messrs. Turgeon, Gustafson, Riga and McGahan; annual 401(k) matching contributions of $11,200 paid to each of Messrs. Gustafson, Riga, McGahan and Dr. Lebel; annual 401(k) profit share bonus of $5,600 paid to each of Messrs. Turgeon, Gustafson, Riga, McGahan and Dr. Lebel; premiums paid on healthcare and life insurance policies, which are benefits that are offered to all employees; and matching contributions paid by us to match employee deferrals under our Nonqualified Deferred Compensation Plan, as detailed in footnote (6) below. Perquisites and other personal benefits are valued on the basis of the aggregate incremental cost to us.

(6)
The matching contributions paid by us in 2019 to match named executive officer deferrals under our Nonqualified Deferred Compensation Plan (up to 10% of eligible compensation) are as follows: Mr. Turgeon — $82,500; Mr. Gustafson — $80,200; Mr. Riga— $80,000; Mr. McGahan — $15,500; and Dr. Lebel — $50,123. These amounts are also reported in the column entitled “Company Contributions in 2019” in the “Nonqualified Deferred Compensation Table” below.

(7)	The amounts in 2017 and 2018 were not applicable to Dr. Lebel as he was not a named executive officer until 2019.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

(8)	The amounts in 2017 were not applicable to Mr. McGahan as he was not a named executive officer until 2018.
Grants of Plan-Based Awards in 2019
The following table provides information about equity incentive awards granted to the named executive officers in fiscal year 2019 (no “non-equity incentive plan” awards were granted in fiscal year 2019). The amounts reflected in the column entitled “Grant Date Fair Value of Stock and Option Awards” are estimated values on the date of grant based on the applicable SEC rules, do not represent any cash payments or proceeds actually received by the named executive officers, and may be materially different from the amounts ultimately realized by the named executive officers upon the vesting and sale of the underlying shares.

			Estimated Future Payouts Under Equity Incentive Plan Awards(6)
Name	Grant Date	Type of Award	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(7)
Joseph W. Turgeon	02/18/2019	Restricted Stock Award				75,000 (1)			878,250
	02/18/2019	Stock Option Award					200,000 (2)	11.71	1,299,032
	02/18/2019	Restricted Stock Units	18,750	75,000	150,000				966,750
Kurt A. Gustafson	02/18/2019	Restricted Stock Award				40,000(1)			468,400
	02/18/2019	Stock Option Award					90,000 (2)	11.71	584,564
	02/18/2019	Restricted Stock Units	10,000	40,000	80,000				515,600
Francois J. Lebel	04/01/2019	Restricted Stock Award				10,250(3)			109,573
	06/19/2019	Restricted Stock Award				50,000(4)			424,000
	04/01/2019	Stock Option Award					8,800(5)	10.69	52,054
	06/19/2019	Stock Option Award					125,000(2)	8.48	582,607
	06/19/2019	Restricted Stock Units	12,500	50,000	100,000				644,500
Keith M. McGahan	02/18/2019	Restricted Stock Award				40,000(1)			468,400
	02/18/2019	Stock Option Award					90,000 (2)	11.71	811,895
	02/18/2019	Restricted Stock Units	10,000	40,000	80,000				515,600
Thomas J. Riga	02/18/2019	Restricted Stock Award				50,000 (1)			585,500
	02/18/2019	Stock Option Award					125,000 (2)	11.71	811,895
	02/18/2019	Restricted Stock Units	12,500	50,000	100,000				644,500

(1)	These awards are vested as to one-third on each of February 18, 2020, 2021 and 2022, respectively.

(2)
These awards are vested as to 25% of the shares on the date of grant. The remaining option shares vest in equal amounts of 25% of the total shares underlying the option shares on each anniversary of the grant date over the next three years, subject to the executive’s continued service to us on the applicable vesting date.

(3)	These awards are vested as to one-third on each of April 1, 2020, 2021 and 2022, respectively.

(4)	These awards are vested as to one-third on each of June 19, 2020, 2021 and 2022, respectively.

(5)
These awards are vested as to 25% of the shares on the first anniversary of the date of grant. The remaining option shares vest in equal amounts of 25% of the total shares underlying the option shares on each anniversary of the grant date over the next three years, subject to the executive’s continued service to us on the applicable vesting date.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

(6)
These awards vest as to 100% if our relative TSR ranking measured over a three-year performance period is at or above at least the 50th percentile and vest as to 200% if our relative TSR ranking over such period is at or above at least the 80th percentile. These awards do not vest to the extent that our relative TSR ranking over such period is below the 30th percentile. If our relative TSR ranking is at the 30th percentile of the peer group, then 25% of the target number of TSR Performance-Based Units will be earned. For relative TSR’s between the 30th percentile and the 50th percentile, or between the 50th percentile and the 80th percentile, the vesting will be determined by means of linear interpolation.

(7)
The amounts in this column reflect the aggregate grant date fair value of the respective awards in accordance with FASB ASC Topic 718. For fair value assumptions refer to Note 6 to our financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 2, 2020.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity Awards at Fiscal Year-End 2019
The following table provides information regarding the outstanding options, restricted stock awards and PUAs as of December 31, 2019 held by each of the named executive officers. The amounts reflected in the columns entitled “Market Value of Shares That Have Not Vested” and “Equity Incentive Plan Awards: Market Value of Unearned Shares or Units That Have Not Vested” are estimated values based on the closing sales price of our common stock on December 31, 2019, do not represent any cash payments or proceeds actually received by the named executive officers, and may be materially different from the amounts ultimately realized by the named executive officers upon the vesting and sale of the underlying shares.

	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)	(#)	($) (1)
Joseph W. Turgeon	150,000		11.05	10/29/2022
	15,000		7.79	3/14/2023
	60,000		9.62	12/3/2023
	250,000		7.24	12/19/2024
	500,000		5.86	12/18/2025
	116,667	38,889(2)	6.69	3/28/2027
	87,500	87,500(2)	19.42	1/15/2028
	50,000	150,000(2)	11.71	2/18/2029
					16,679(3)	60,712
					25,926(4)	94,371
					75,000(5)	273,000
							38,889(6)	141,556
							75,000(7)	273,000
Kurt A. Gustafson	158,204		8.21	6/3/2023
	59,891		7.78	3/25/2024
	100,000		7.24	12/19/2024
	300,000		5.86	12/18/2025
	87,720	29,239(2)	6.69	3/28/2027
	43,750	43,750(2)	19.42	1/15/2028
	22,500	67,500(2)	11.71	2/18/2029
					12,540(3)	45,646
					12,963(4)	47,185
					40,000(5)	145,600
							19,445(6)	70,780
							40,000(7)	145,600

65
Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	OPTION AWARDS				STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested	Equity Incentive Plan Awards: Market Value or Unearned Shares or Units That Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)	(#)	($) (1)
Francois J. Lebel, M.D.	25,000	50,000(8)	13.03	11/5/2028
		8,800(9)	10.69	4/1/2029
	31,250	93,750(2)	8.48	6/19/2029
					40,000(10)	145,600
					10,250(11)	37,310
					50,000(12)	182,000
							50,000(7)	182,000
Keith M. McGahan	16,668	3,332(13)	7.10	8/8/2026
	4,300	4,300(9)	5.99	5/12/2027
	30,000	30,000(2)	20.57	2/6/2028
	55,000	55,000(2)	19.95	6/18/2028
	22,500	67,500(2)	11.71	2/18/2029
					1,250(14)	4,550
					3,500(15)	12,740
					16,666(16)	60,664
					14,666(17)	53,384
					30,000(18)	109,200
					40,000(5)	145,600
							35,000(6)	127,400
							40,000(7)	145,600
Thomas J. Riga	35,000		7.88	7/8/2023
	17,331		7.78	3/25/2024
	40,000		7.23	2/18/2025
	50,000		6.01	4/15/2025
	50,000		5.33	10/26/2025
	100,000		5.31	12/14/2025
	33,750	11,250(9)	6.03	3/30/2026
	17,500	17,500(9)	5.99	5/12/2027
	87,500	87,500(2)	19.42	1/15/2028
	31,250	93,750(2)	11.71	2/18/2029
					6,250(19)	22,750
					15,000(15)	54,600
					66,666(4)	242,664
					50,000(5)	182,000
							35,000(6)	127,400
							50,000(6)	182,000

(1)	Amounts are based on the closing price of our common stock on December 31, 2019, which was $3.64 per share.

(2)	Option shares vest 25% on the date of grant, and the balance of the shares vest in three equal annual installments on each anniversary of the date of grant.

(3)	Shares granted on March 28, 2017 with 25% vesting on the date of grant, and continuing to vest in equal 25% increments each anniversary thereafter until fully vested.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

(4)	Shares granted on January 15, 2018 with one-third vesting on each of January 15, 2019, 2020 and 2021, respectively.

(5)	Shares granted on February 18, 2019 with one-third vesting on each of February 18, 2020, 2021 and 2022, respectively.

(6)
These awards vest as to 100% if our relative TSR ranking measured over a two-year performance period is at or above at least the 50th percentile and vest as to 200% if our relative TSR ranking over such period is at or above at least the 80th percentile. These awards do not vest to the extent that our relative TSR ranking over such period is below the 30th percentile. If our relative TSR ranking is at the 30th percentile of the peer group, then 25% of the target number of TSR Performance-Based Units will be earned. For relative TSR’s between the 30th percentile and the 50th percentile, or between the 50th percentile and the 80th percentile, the vesting will be determined by means of linear interpolation.

(7)
These awards vest as to 100% if our relative TSR ranking measured over a three-year performance period is at or above at least the 50th percentile and vest as to 200% if our relative TSR ranking over such period is at or above at least the 80th percentile. These awards do not vest to the extent that our relative TSR ranking over such period is below the 30th percentile. If our relative TSR ranking is at the 30th percentile of the peer group, then 25% of the target number of TSR Performance-Based Units will be earned. For relative TSR’s between the 30th percentile and the 50th percentile, or between the 50th percentile and the 80th percentile, the vesting will be determined by means of linear interpolation.

(8)	Option shares vest with one-third on each of November 5, 2019, 2020 and 2021, respectively.

(9)	Option shares vest 25% on the first anniversary of the date of grant, and the balance of the shares vest in three equal annual installments on each anniversary of the date of grant.

(10)	Shares granted on November 5, 2018 with one-third vesting on each of November 5, 2019, 2020 and 2021, respectively.

(11)	Shares granted on April 1, 2019 with one-third vesting on each of April 1, 2020, 2021 and 2022, respectively.

(12)	Shares granted on June 19, 2019 with one-third vesting on each of June 19, 2020, 2021 and 2022, respectively.

(13)	Option shares vest 25% on the first anniversary of the date of grant and in 36 equal monthly increments thereafter.

(14)	Shares granted on August 8, 2016 with 25% vesting on the first anniversary of the date of grant, and continuing to vest in equal 25% increments each anniversary thereafter until fully vested.

(15)	Shares granted on May 12, 2017 with 25% vesting on the first anniversary of the date of grant, and continuing to vest in equal 25% increments each anniversary thereafter until fully vested.

(16)	Shares granted on February 6, 2018 with one-third vesting on each of February 6, 2019, 2020 and 2021, respectively.

(17)	Shares granted on March 30, 2018 with one-third vesting on each of March 30, 2019, 2020 and 2021, respectively.

(18)	Shares granted on June 18, 2018 with one-third vesting on each of June 18, 2019, 2020 and 2021, respectively.

(19)	Shares granted on March 30, 2016 with 25% vesting on the first anniversary of the date of grant, and continuing to vest in equal 25% increments each anniversary thereafter until fully vested.
Options Exercised and Stock Vested in 2019
The following table provides information regarding the number of shares acquired upon exercise of options and vesting of restricted stock in fiscal year 2019 and the resulting value deemed to have been realized by the named executive officers. However, the amounts reflected in the table do not represent cash payments to or proceeds received by the named executive officers. The shares acquired by the named executive officers, less any shares forfeited to pay for taxes, were retained by the named executive officers. The actual values that may be realized by the named executive officers in connection with these awards may be materially different from these amounts when ultimately realized upon sale of the shares.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Date of Vesting	Value Realized on Vesting ($)(1)

Joseph W. Turgeon	—	—	133,434	1/9/2019	1,366,364
			12,963	1/15/2019	134,815
			12,500	3/22/2019	127,625
			16,679	3/28/2019	170,459
Kurt A. Gustafson	—	—	100,326	1/9/2019	1,027,338
			6,482	1/15/2019	67,413
			7,500	3/22/2019	76,575
			12,541	3/28/2019	128,169
Francois J. Lebel, M.D.	—	—	20,000	11/5/2019	164,000
Keith M. McGahan	—	—	8,334	2/6/2019	92,674
			7,334	3/30/2019	78,400
			1,750	5/12/2019	16,520
			15,000	6/18/2019	122,850
			1,250	8/8/2019	9,313
Thomas J. Riga	—	—	33,334	1/15/2019	346,674
			5,000	2/18/2019	58,550
			6,250	3/30/2019	66,813
			7,500	5/12/2019	70,800

(1)	The amounts realized upon the vesting of restricted stock is based on the closing price of our common stock on the date immediately prior to the relevant vesting dates.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

Nonqualified Deferred Compensation Plan
In order to enhance our ability to attract and retain qualified employees, our Board has approved the Nonqualified Deferred Compensation Plan, which is intended to comply with the requirements of Section 409A of the Internal Revenue Code. The Nonqualified Deferred Compensation Plan is administered by the Committee, and is intended to be an unfunded plan which is maintained primarily to provide deferred compensation benefits for a select group of our employees including the named executive officers. Under the Nonqualified Deferred Compensation Plan, we will provide the participants with the opportunity to make annual elections to defer up to a specified amount or percentage of their eligible cash compensation, as established by the administrator, and we have the option, but not the obligation, to make discretionary or matching cash contributions.
The Nonqualified Deferred Compensation Plan provides eligible participants the opportunity to defer up to 75% of base salary and up to 100% of bonus. We have the option, but not the obligation, to make discretionary or matching cash contributions. Deferral accounts will be credited with a rate of return (positive or negative) based on the performance of the deemed investment options selected by the participant. The value of the accounts may increase or decrease depending upon the performance of the selected investment options. For each annual deferral, the participant may designate a specific date distribution prior to separation from service (called an “In-Service” distribution account) or distribution upon separation from service. In-Service distribution account(s) are paid in the month following the month selected by the participant in the elected year that is at least three years after the plan year to which the deferral election relates.
In 2019, we matched participants’ deferrals up to 10% of eligible compensation. Our match generally vests three years after the date of deferral. However, contributions become 100% vested upon the occurrence of the earliest of: (i) retirement; (ii) death of the participant; (iii) disability of the participant; and (iv) change of control of the Company, each as defined in the Nonqualified Deferred Compensation Plan.
The following table summarizes activity under the Nonqualified Deferred Compensation Plan in 2019:

Name	Executive Contributions in 2019 ($)(1)	Company Contributions in 2019 ($)(2)	Aggregate Earnings/(Losses) in 2019 ($)	Aggregate Withdrawals/ Distributions in 2019 ($)	Aggregate Balance as of 12/31/2019 (inclusive of 2019 and earlier activity) ($)(3)
Joseph W. Turgeon	165,000	82,500	98,381	(104,226)	714,133
Kurt A. Gustafson	160,400	80,200	337,605	—	1,774,663
Thomas J. Riga	160,000	80,000	170,882	(45,065)	896,922
Francois J. Lebel, M.D	100,246	50,123	7,549	—	157,918
Keith M. McGahan	31,000	15,500	8,086	—	64,913

(1)	These amounts were also reported in the columns entitled “Salary” and/or “Bonus” in the Summary Compensation Table, and were not paid in addition to such amounts.

(2)	These amounts were also reported in the column entitled “All Other Compensation” in the Summary Compensation Table, and were not paid in addition to such amounts.

(3)
$82,500, $80,200, $80,000, $15,500 and $50,123 of the amounts reflected in the “Balance as of 12/31/19” column for each of Messrs. Turgeon, Gustafson, Riga, McGahan and Dr. Lebel, respectively, were reported in the column entitled “All Other Compensation” in the Summary Compensation Table in previous years.

Employment, Severance and Change in Control Agreements

We have entered into employment agreements with Messrs. Turgeon, Gustafson, Riga and McGahan and Dr. Lebel (the “Employment Agreements”). Under the terms of the Employment Agreements, if any executive is terminated by the Company for Cause (as defined in the Employment Agreements), or if any executive terminates his employment

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

without Good Reason (as defined in the Employment Agreements), in each case, other than following a Change of Control (as defined in the Employment Agreements), such executive will only be entitled to unpaid base salary and benefits accrued through the date of termination.
If any executive is terminated by the Company without Cause, or if any executive terminates his employment with Good Reason, in each case, other than following a Change of Control, such executive will be entitled to receive any unpaid base salary and benefits accrued through the date of termination, as well as a lump sum payment equal to two years of base salary and two times the previous year’s bonus, as well as 18 months of Company-paid continued coverage for such executive and his dependents under the Company’s existing health and benefit plans. Such executive will also immediately vest in all options, restricted stock and other equity incentive compensation, and will vest in his performance-based awards pro rata based on the target award for such performance-based awards and the number of days he was employed by the Company during the applicable performance period, irrespective of actual performance.
If any executive is terminated by the Company without Cause, or if any executive terminates his employment with Good Reason, in each case, within 12 months following a Change of Control, such executive will be entitled to receive any unpaid base salary and benefits accrued through the date of termination, as well as two years of base salary (to be paid on a monthly basis over a 24-month period following termination) and a lump sum payment equal to two times the previous year’s bonus, as well as 18 months of Company-paid continued coverage for such executive and his dependents under the Company’s existing health and benefit plans. Such executive will also vest in all options, restricted stock and other equity incentive compensation immediately upon consummation of the Change of Control, and will vest in his performance-based awards pro rata based on the target award for such performance-based awards and the number of days he was employed by the Company before the Change of Control during the applicable performance period, irrespective of actual performance.
All severance payments due to an executive’s termination without Cause or with Good Reason are subject to the execution and delivery of a general waiver and release of claims within 90 days of termination.

Compensation and Benefits
Pursuant to the terms of each employment arrangement, the named executive officers will receive an annual base salary as stated in the definitive document, subject to adjustment by the Committee. Mr. Turgeon is eligible for a performance bonus of up to 70% of his base salary. Mr. Riga is eligible for a performance bonus of up to 60% of his base salary. Each of Messrs. Gustafson and McGahan and Dr. Lebel is eligible for a performance bonus of up to 50% of his base salary. The employment arrangements also provide for certain additional equity awards for each of the named executive officers. Our Committee may, at its sole discretion, award bonuses of cash, stock, or stock options from time to time to each of the named executive officers.
Under the employment arrangements, each named executive officer is entitled to receive additional employment benefits, including the right to participate in certain incentive plans, life, medical and dental benefits, and other standard benefits.
For additional information, see “Summary Compensation Table” earlier in this Proxy Statement.
Termination
As discussed above, each of the named executive officer’s employment arrangement is “at-will” for no specified term, and may be terminated by the named executive officer or us at any time for any reason or for no reason.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

Potential Payments upon Termination or Following a Change in Control

The table below reflects the amount of compensation to be paid to or earned by each of our named executive officers in the event of the termination of such executive’s employment with us under different circumstances. The table describes, for each named executive officer, the amount of compensation payable upon (i) resignation without reason, (ii) death, (iii) disability, (iv) involuntary termination without cause, or resignation for good reason, (v) involuntary termination for cause or (vi) termination following a change of control of the Company (other than for cause or without good reason). Where applicable, the amounts shown assume that the termination was effective as of the last trading day of fiscal year 2019, and use the closing price per share of our common stock on such date of $3.64. The amounts set forth in the table only reflect estimates of the amounts that would actually be paid out in connection with a particular termination event. The actual amounts to be paid out with respect to any particular termination can only be determined at the time of an executive’s termination.

	Resignation without Good Reason ($)	Death ($)	Disability ($)	Resignation for Good Reason ($)	Involuntary Termination Without Cause ($)	Involuntary Termination For Cause ($)	Termination Within 12 Months Following Change in Control ($)
Joseph W. Turgeon
Cash Severance Payments	—	1,500,000	1,500,000	2,497,500(1)	2,497,500(1)	—	2,497,500(2)
Benefit Payments	—	—	—	40,839	40,839	—	40,839
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(3)	—	428,082	428,082	428,082	428,082	—	428,082
Vesting Acceleration — Restricted Stock Units(4)	—	91,000	91,000	91,000	91,000	—	91,000
Total	—	2,019,082	2,019,082	3,057,421	3,057,421	—	3,057,421
Thomas J. Riga
Cash Severance Payments	—	1,100,000	1,100,000	1,727,000(1)	1,727,000(1)	—	1,727,000(2)
Benefit Payments	—	—	—	43,313	43,313	—	43,313
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(3)	—	502,014	502,014	502,014	502,014	—	502,014
Vesting Acceleration — Restricted Stock Units(4)	—	60,667	60,667	60,667	60,667	—	60,667
Total	—	1,602,014	1,602,014	2,272,327	2,272,327	—	2,272,327
Kurt A. Gustafson
Cash Severance Payments	—	1,080,000	1,080,000	1,592,000(1)	1,592,000(1)	—	1,592,000(2)
Benefit Payments	—	—	—	42,098	42,098	—	42,098
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(3)	—	238,431	238,431	238,431	238,431	—	238,431
Vesting Acceleration — Restricted Stock Units(4)	—	48,533	48,533	48,533	48,533	—	48,533
Total	—	1,366,964	1,366,964	1,921,062	1,921,062	—	1,921,062

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

	Resignation without Good Reason ($)	Death ($)	Disability ($)	Resignation for Good Reason ($)	Involuntary Termination Without Cause ($)	Involuntary Termination For Cause ($)	Termination Within 12 Months Following Change in Control ($)
Keith M. McGahan
Cash Severance Payments	—	1,000,000	1,000,000	1,475,000(1)	1,475,000(1)	—	1,475,000(2)
Benefit Payments	—	—	—	56,480	56,480	—	56,480
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(3)	—	386,138	386,138	386,138	386,138	—	386,138
Vesting Acceleration — Restricted Stock Units(4)	—	48,533	48,533	48,533	48,533	—	48,533
Total	—	1,434,671	1,434,671	1,966,151	1,966,151	—	1,966,151
Francois Lebel
Cash Severance Payments	—	1,040,000	1,040,000	1,534,000(1)	1,534,000(1)	—	1,534,000(2)
Benefit Payments	—	—	—	28,025	28,025	—	28,025
Vesting Acceleration — Options	—	—	—	—	—	—	—
Vesting Acceleration — Restricted Stock Awards(3)	—	364,910	364,910	364,910	364,910	—	364,910
Vesting Acceleration — Restricted Stock Units(4)	—	60,667	60,667	60,667	60,667	—	60,667
Total	—	1,465,577	1,465,577	1,987,602	1,987,602	—	1,987,602

(1)
Messrs. Turgeon, Riga, Gustafson, McGahan and Dr. Lebel receive (i) a lump sum payment equal to 24 months of their current base salary, (ii) accrued but unpaid base salary, and (iii) a special bonus payment equal to two times their previous year’s bonus if they are terminated without cause, or resign for good reason. Dr. Lebel's special bonus payment is based on his 2019 bonus as he did not receive a 2018 bonus given his hire date in late 2018.

(2)
Messrs. Turgeon, Riga, Gustafson and McGahan receive (i) 24 months of their current base salary (paid monthly over that period), (ii) accrued but unpaid base salary, and (iii) a special bonus payment equal to two times their previous year’s bonus, if terminated without cause within 12 months following a change in control. Dr. Lebel's special bonus payment is based on his 2019 bonus as he did not receive a 2018 bonus given his hire date in late 2018.

(3)	Includes the aggregate fair market value of unvested restricted stock awards.

(4)	Includes the aggregate fair market value of unvested restricted stock units.

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

COMPENSATION DISCUSSION AND ANALYSIS

Chief Executive Officer vs. Median Employee Pay Ratio

Presented below is the ratio of annual total compensation of Mr. Joseph W. Turgeon, our Chief Executive Officer, to the annual total compensation of our median employee (excluding our Chief Executive Officer), which we believe was calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
Annual total compensation for the fiscal year ended December 31, 2019 was $5,697,232 for our Chief Executive Officer and $145,453 for our median employee. These amounts were determined in accordance with SEC rules and included (as applicable): (i) base salary or hourly wages; (ii) cash bonuses; (iii) commissions; (iv) stock-based compensation; (v) matching contributions under our nonqualified deferred compensation plan; and (vi) taxable fringe benefits. As calculated in this manner, the ratio of our Chief Executive Officer’s total compensation to our median employee’s total compensation for 2019 is approximately 39 to 1.
In identifying our median compensated employee for the fiscal year ended December 31, 2019, we used the W-2 “Box 1” amount for each U.S. employee for the year ended December 31, 2019. Comparable cash elements of compensation in non-U.S. jurisdictions were also used for 11 non-resident employees in India and 2 non-resident employees in Canada. All compensation amounts were annualized for permanent employees who did not work for the entire year, such as new hires and employees on paid or unpaid leaves of absence.
We selected the median employee from among 143 full-time and part-time workers who were employed as of December 31, 2019, including our Indian and Canadian employees. The Chief Executive Officer pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the Chief Executive Officer pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the Chief Executive Officer pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions, and which may have a significantly different work force structure from ours, are likely not comparable to our Chief Executive Officer pay ratio.
Report of the Compensation Committee

The Committee has reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management as required by Item 402(b) of Regulation S-K. Based on its review and discussions with management, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Respectfully Submitted,

Compensation Committee

Raymond W. Cohen, Chair
Jeffrey L. Vacirca, M.D.
Dolatrai M. Vyas, Ph.D.
Bernice R. Welles, M.D., M.B.A.

The foregoing Report of the Committee will not constitute soliciting material and will not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Report by reference therein.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Equity Compensation Plan Information

The following table summarizes all of our equity compensation plans, including those approved by stockholders and those not approved by stockholders, as of December 31, 2019.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Options and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	8,868,948	$9.61	5,932,081(2)
Equity compensation plans not approved by security holders	—	—	—
Employee Stock Purchase Plan approved by security holders	—	—	8,738,884
Total	8,868,948	$9.61	8,738,884

(1)
We currently have one active stockholder-approved stock-based compensation plan, the 2018 Long- Term Incentive Plan (the “2018 Plan”). In June 2018, the 2018 Plan replaced our former 2009 Incentive Award Plan. Under the 2018 Plan, we may grant incentive stock options, non-qualified stock options, restricted stock awards, restricted stock units, performance awards, stock appreciation rights and other stock-based awards.

(2)
Since December 31, 2019, the Company granted 2,555,357 shares to the NEOs as part of their 2020 compensation packages and 1,647,850 shares to the Company's employees other than the NEOs. Each share that is a restricted stock award reduces the share reserve by 1.5 shares. As of April 7, 2020, the number of securities remaining available for future issuance was 11,874.

Compensation Committee Interlocks and Insider Participation

Messrs. Cohen (Chair) and Ashton and Drs. Vacirca, Vyas and Welles were members of the Compensation Committee during fiscal year 2019. All members of the Committee were independent directors, and no member was an employee or former employee of the Company. During fiscal year 2019, none of our executive officers served on the compensation committee (or similar committee) or board of directors of another entity where one of our Committee members was an executive officer.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and persons who beneficially own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of reporting forms furnished to us, and written representations that no other reports were required, we believe that all filing requirements under Section 16(a) of the Exchange Act applicable to our directors, officers and any persons holding 10% or more of our common stock with respect to our fiscal year ended December 31, 2019 were satisfied on a timely basis, except that one Form 4 was not timely filed for Ms. Czerepak.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Certain Relationships and Related Transactions

Transactions with Related Parties
The son of Joseph W. Turgeon, our President and Chief Executive Officer, is employed by the Company in a non-executive officer position and receives yearly compensation exceeding $120,000. His compensation was established by the Company in accordance with its compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions and without the involvement of Joseph W. Turgeon. His compensation is required to be disclosed under Item 404(a) because he is a related person and has a material interest in his yearly compensation.
There are no other transactions, or series of similar transactions, since January 1, 2019, or any currently proposed transaction, to which we are a party that requires disclosure under Item 404(a) of Regulation S-K.
Policy on the Review, Approval or Ratification of Transactions with Related Persons
We have adopted a written policy for approval or ratification of all transactions with related parties that are required to be reported under Item 404(a) of Regulation S-K. The policy provides that the Audit Committee of the Board will review the material facts of all transactions and either approve or disapprove of the entry into the transaction.
The Audit Committee may establish that certain transactions may be pre-approved by the Audit Committee. However, the Audit Committee has not identified any such transactions.
No director may participate in the approval of a transaction for which he or she is a related party. The director must provide all material information concerning the transaction to the Audit Committee.
There were no transactions with related parties required to be reported under Item 404(a) of Regulation S-K since January 1, 2019 where the above policies and procedures did not require review, approval or ratification or where such policies and procedures were not followed.
Other Matters

Our Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.
A Notice of Internet Availability of Proxy Materials was mailed to our stockholders on or about April 29, 2020, which contained instructions on how to access the proxy materials on the Internet. You may obtain a complete copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, with all exhibits filed therewith, from the SEC’s web site at www.sec.gov under EDGAR filings. We will provide to you a copy of our Annual Report on Form 10-K and Chief Executive Officer Letter by writing us at Spectrum Pharmaceuticals, Inc., 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, Attn: Investor Relations. Exhibits filed with our Annual Report will be provided upon written request, in the same manner noted above, at a nominal per page charge. Information on our website, is not part of the proxy soliciting material and is not incorporated herein by reference.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

FIRST AMENDMENT TO THE
SPECTRUM PHARMACEUTICALS, INC.
2018 LONG-TERM INCENTIVE PLAN
WHEREAS, Spectrum Pharmaceuticals, Inc. (the “Employer”) adopted the Spectrum Pharmaceuticals, Inc. 2018 Long-Term Incentive Plan (the “Plan”) effective as of June ___, 2020;
WHEREAS, the Employer has the ability to amend the Plan pursuant to Article 7(a);
WHEREAS, the Employer now desires to amend the Plan to:

1.	Increase the amount of the Share Reserve from 9.5 million to 18 million;

2.	Add a forfeiture for detrimental conduct and claw-back provision;

3.	Add “Detrimental Conduct,” and the definition thereof, as a defined term;

4.
To provide that to the extent withholding tax liabilities arising from an award under the Plan or the 2009 Incentive Award Plan (the "2009 Plan"), other than an option or stock appreciation right, are satisfied by the withholding of shares by the Employer than the withheld shares will not be available for future awards under the Plan and the share reserve shall not be increased; and

5.	To provide that all Award Agreements under the Plan shall provide for a minimum one-year vesting period.

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of June ___, 2020:

•
Section 4(a)(i) of the Plan is amended as follows: The total number of Shares that may be issued under the Plan pursuant to Awards may not exceed 18 million, all of which will be rolled over from the 2009 Plan, plus any Shares that become eligible for issuance under the Plan because of forfeited Awards under the 2009 Plan, as described below. This is the “Share Reserve.” Notwithstanding the foregoing, no more than 18 million Shares shall be available for delivery pursuant to the exercise of Incentive Stock Options.

Except as otherwise provided herein, any Award made under the 2009 Plan shall continue to be subject to the terms and conditions of the 2009 Plan and the applicable Award Agreement. Under this Plan, (i) every Share issued to a Participant pursuant to the exercise of an Option or Stock Appreciation Right shall reduce the Share Reserve by one Share and (ii) every Share issued to a Participant pursuant to an Award other than an Option or Stock Appreciation Right shall reduce the Share Reserve by 1.5 Shares. If any Shares issued to a Participant under the Plan are subject to an Award that is terminated, forfeited or canceled (e.g., unvested Restricted Stock Awards), the Share Reserve shall be increased by 1.5 Shares. If any awards granted under the 2009 Plan (“Prior Awards”) are terminated, forfeited, canceled or expire unexercised, in whole or in part, new Awards may be issued under this Plan, rather than the 2009 Plan, with respect to the Shares covered by such Prior Awards. In the event that withholding tax liabilities arising from an Award under this Plan or the 2009 Plan other than an Option or Stock Appreciation Right are satisfied by the withholding of Shares by the Company, then the Shares so withheld shall be not available for Awards under the Plan and the Share Reserve shall be not increased on account of such withholding.

•
Section 6(a)(vii) of the Plan is amended as follows: NON-EXEMPT EMPLOYEES. An Option granted to an Employee who is non-exempt for purposes of the Fair Labor Standards Act of 1938, as amended, will not be first exercisable for any Shares until at least twelve (12) months after the Grant Date of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, the vested portion of any Options may be exercised earlier than twelve (12) months after the Grant Date: (A) if the non-exempt Employee dies or suffers a Disability; (B) in connection with a corporate transaction in which the Option is not assumed, continued, or substituted; (C) on a Change in Control; or (D) on the Participant’s retirement (as may be defined in the Participant’s Award Agreement or other agreement with the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines). The foregoing provision is intended to operate so that any income derived by a non-exempt Employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

76
	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

APPENDIX A

•
New Roman numeral (vii) of Section 6(g) of the Plan shall read as follows: FORFEITURE FOR DETRIMENTAL CONDUCT AND CLAWBACK. In the event the Committee determines that a Participant has committed any Detrimental Conduct, then (1) no additional Shares subject to any outstanding Participant Award shall become vested and/or exercisable, (2) the Participant shall forfeit the right to receive the Shares underlying any Award Agreement, to exercise any vested but unexercised portion of an Award, and to vest in any unvested portion of an Award, and (3) the Participant shall pay the Company any gains realized by the Participant from any Award within one year prior to and including the last day of Participant’s status as an Director, Employee, or Consultant, or at any time after the end of such service. The amount of the realized gains shall be the difference between the amount (if any) paid by the Participant and the fair market value of the Shares on the date such Shares were delivered to the Participant. Participant agrees to pay immediately upon demand these amounts to the Company. In lieu of requiring payment of the realized gains upon violation of the terms of this Section 6(g)(vii), the Company, may in its sole discretion as exercised by the Committee, choose to buy back the applicable Shares at the stated exercise price as set forth in the applicable Award Agreement, or, if none, $.01 per Share, and Participant agrees to take all actions necessary to effectuate such buy back. If the Company is required to bring an arbitration or other legal or equitable action in order to enforce the provisions and remedies of this Section 6(g)(vii), and if the Company prevails in such arbitration or other action, the Participant shall be required to reimburse the Company for its reasonable costs and attorneys’ fees expended in pursuing such arbitration or other action.

•
New Roman numeral (viii) of Section 6(g) of the Plan shall read as follows: Notwithstanding any provision to the contrary in this Plan, all Awards granted under the Plan shall have a one-year minimum vesting requirement from the Grant Date of such award.

•
New Clause (m) of Section 2 of the Plan shall read as follows: “Detrimental Conduct” shall mean the Participant’s serious misconduct or unethical behavior, including any of the following acts (i) any violation of a restrictive covenant agreement (e.g., non-disclosure, non-solicitation, etc.); (ii) any conduct that could result in separation from service with the Company for Cause; (iii) the commission of a serious criminal act (e.g., a felony of any kind or a misdemeanor involving fraud, theft, or breach of fiduciary duty); (iv) breach of a fiduciary duty; (v) intentional violation, or grossly negligent disregard of the Company’s policies, rules, or procedures; or (vi) the Participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that results in a significant financial loss to the Company.

•	In all other respects, the terms of this Plan are hereby ratified and confirmed.

The Employer may cause this First Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.
SPECTRUM PHARMACEUTICALS, INC.

Name: ______________________________

Title: _______________________________

Date: _______________________________

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT

SPECTRUM™ PHARMACEUTICALS

Redefining Cancer Care

VOTE

C123456789

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/SPPI** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Against	Abstain
01 - William L. Ashton	☐	☐	☐
02 - Elizabeth A. Czerepak	☐	☐	☐
03 - Seth H.Z. Fischer	☐	☐	☐
04 - Joseph W. Turgeon	☐	☐	☐
05 - Jeffrey L. Vacirca	☐	☐	☐
06 - Dolatrai M. Vyas	☐	☐	☐
07 - Bernice R. Welles	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

7 3 A M 4 4 8 6 1 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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	2020 PROXY STATEMENT	Spectrum Pharmaceuticals

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▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — SPECTRUM PHARMACEUTICALS, INC.

Annual Meeting of Stockholders
June 18, 2020 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned, a Stockholder of SPECTRUM PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the President and CEO Letter to Stockholders, the Form 10-K and the accompanying Proxy Statement for the Annual Meeting to be held on June 18, 2020, at 10:00 a.m. Pacific Time, at our corporate headquarters located at 11500 South Eastern Avenue, Suite 240, Henderson, Nevada 89052, and, revoking any proxy previously given, hereby appoints Joseph W. Turgeon and Keith M. McGahan, and each of them individually, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all power that the undersigned would possess if personally present, to vote SPECTRUM PHARMACEUTICALS, INC. capital stock which the undersigned is entitled to represent and vote at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting and any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, "FOR" THE APPROVAL ON A NON-BINDING ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, "FOR" THE APPROVAL OF A PROPOSED AMENDMENT TO THE SPECTRUM PHARMACEUTICALS, INC. 2018 LONG-TERM INCENTIVE PLAN AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL.

C Non-Voting Items

Change of Address — Please print new address below.

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Spectrum Pharmaceuticals	2020 PROXY STATEMENT